UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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GULF ISLAND FABRICATION, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GULF ISLAND FABRICATION, INC.

16225 PARK TEN PLACE

SUITE 280

HOUSTON, TEXAS 77084

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD APRIL 23, 2015

TO THE SHAREHOLDERS OF GULF ISLAND FABRICATION, INC.:

The annual meeting of shareholders of Gulf Island Fabrication, Inc. (the “Company”) will be held at 10:00 a.m., local time, on Thursday, April 23 2015, at the Company’s headquarters located at 16225 Park Ten Place, Suite 280, Houston, Texas, for the following purposes, more fully described in the accompanying proxy statement:

1.	To elect three Class III director nominees;

2.	To approve, on an advisory basis, the compensation of our named executive officers;

3.	To approve the 2015 Stock Incentive Plan;

4.	To ratify the appointment of the Company’s independent registered public accounting firm; and

5.	To transact such other business as may properly come before the annual meeting and any adjournments thereof.

The Board of Directors has fixed the close of business on March 16, 2015 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting and all adjournments thereof.

Your vote is important regardless of the number of shares of the Company’s common stock you own. Whether or not you plan to attend the annual meeting, please complete, date and sign the enclosed proxy card and return it promptly in the enclosed stamped envelope. Furnishing the enclosed proxy will not prevent you from voting in person at the annual meeting should you wish to do so. To obtain directions to attend the annual meeting and vote in person, please contact Jeffrey M. Favret at (713) 714.6100.

By Order of the Board of Directors

Jeffrey M. Favret
C.F.O. / Secretary

Houston, Texas

March 16, 2015

IMPORTANT NOTICE REGARDING THE AVAILABILITY

OF THE PROXY MATERIALS FOR THE SHAREHOLDER

MEETING TO BE HELD ON APRIL 23, 2015.

This proxy statement and the 2014 annual report are available at www.gulfisland.com/eproxy

GULF ISLAND FABRICATION, INC.

16225 PARK TEN PLACE, SUITE 280

HOUSTON, TEXAS 77084

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD APRIL 23, 2015

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q: Why am I receiving this proxy statement?

A: Our Board of Directors (our “Board”) is soliciting your proxy to vote at the 2015 annual meeting of shareholders and at any adjournment thereof because you owned shares of our common stock at the close of business on March 16, 2015, the record date for determining shareholders entitled to vote at the annual meeting. The proxy statement, along with a proxy card or a voting instruction card, and our 2014 annual report are being mailed to shareholders on or about March 20, 2015. We have also made these materials available to you on the internet. This proxy statement summarizes the information you need to know to vote at the annual meeting. You do not need to attend the annual meeting to vote your shares of our common stock.

Q: When and where will the annual meeting be held?

A: The annual meeting will be held at 10:00 a.m., local time, on Thursday, April 23, 2015, at our principal executive offices located at 16225 Park Ten Place, Suite 280, Houston, Texas 77084.

Q: Who is soliciting my proxy?

A: Our Board, on behalf of Gulf Island Fabrication, Inc. (the Company), is soliciting your proxy to vote your shares of our common stock on all matters scheduled to come before the 2015 annual meeting of shareholders, whether or not you attend in person. By completing and returning the proxy card or voting instruction card, you are authorizing the proxy holder to vote your shares of our common stock at our annual meeting as you have instructed.

Q: On what matters will I be voting? How does the Board of Directors recommend that I cast my vote?

A: At the annual meeting, our shareholders will be asked to elect the three Class III director nominees named in this proxy statement, approve, on an advisory basis, the compensation of our named executive officers, approve the 2015 Stock Incentive Plan, ratify the appointment of our independent registered accounting firm and consider any other matter that properly comes before the annual meeting.

Our Board unanimously recommends that you vote:

•	FOR the election of the three Class III director nominees;

•	FOR the approval, on an advisory basis, of the compensation of our named executive officers (the “say-on-pay proposal”);

•	FOR the approval of the 2015 Stock Incentive Plan; and

•	FOR the ratification of the appointment of our independent registered public accounting firm.

Q: How many votes may I cast?

A: You may cast one vote for every share of our common stock that you owned on March 16, 2015, the record date of the annual meeting.

Q: How many shares are eligible to be voted?

A: As of the record date, we had 14,539,866 shares of our common stock outstanding, each of which is entitled to one vote.

Q: How many shares must be present to hold the annual meeting?

A: Under Louisiana law and our By-laws, the presence, in person or by proxy, of a majority of the outstanding shares of our common stock is necessary to constitute a quorum at the annual meeting. As of the record date, 7,269,934 shares constitute a majority of our outstanding stock entitled to vote at the annual meeting. The inspector of elections will determine whether a quorum is present at the annual meeting. If you are a beneficial owner (as defined below) of shares of our common stock and you do not instruct your broker, bank or other nominee how to vote your shares on any of the proposals, your shares of our common stock will be counted as present at the annual meeting for purposes of determining whether a quorum exists. In addition, if you are a shareholder of record present at the annual meeting in person or by proxy, your shares of our common stock will be counted as present at the annual meeting for purposes of determining whether a quorum exists, whether or not you abstain from voting on any or all of the proposals.

Q: What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A: If your shares of our common stock are registered directly in your name with our transfer agent, American Stock Transfer and Trust Company, LLC, you are considered, with respect to those shares, the “shareholder of record.” The proxy materials have been mailed to such shareholders of record by us.

If your shares of our common stock are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name.” The proxy materials have been forwarded to such beneficial owners by the organization that holds your shares of our common stock, which is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to instruct your broker, bank or other nominee how to vote your shares by completing and returning the voting instruction card included in their mailing or by following the voting instructions you received from your broker, bank or other nominee.

Q: What happens if I don’t vote for a proposal? What is discretionary voting? What is a broker non-vote?

A: If you properly complete and return a proxy or voting instruction card, your shares will be voted as you specify.

Shareholders of Record

If you are a shareholder of record and you sign and return your proxy card without giving specific voting instructions on some or all of the proposals, then the proxy holders will vote your shares of our common stock in the manner recommended by our Board on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the annual meeting.

Beneficial Owners of the Shares Held in Street Name

If you are a beneficial owner of shares held in street name and do not provide specific voting instructions to the broker, bank or other nominee that holds your shares of our common stock, the organization that holds your shares of our common stock has discretion to vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, such organization will inform the inspector of elections that it does not have the authority to vote on this matter with respect to your shares of our common stock. This is generally referred to as a “broker non-vote.”

Q: Which proposals are considered “routine” and which are considered “non-routine”?

A: The proposal relating to the ratification of the appointment of our independent registered public accounting firm is the only routine matter being considered at the annual meeting. The proposal relating to the election of directors, the say-on-pay proposal and the 2015 Stock Incentive Plan are non-routine matters. A broker, bank or other nominee cannot vote without instruction on non-routine matters, in which case there would be broker non-votes on such proposals. Shares subject to broker non-votes will not be counted as votes for or against and will not be included in calculating the number of votes necessary for approval of such non-routine matters to be presented at the annual meeting; however, such shares will be considered present at the annual meeting for purposes of determining the existence of a quorum.

Q: What vote is required to approve each item?

A: The election of directors will be decided by plurality vote, that is, the three nominees receiving the highest number of affirmative votes will be elected. The say-on-pay proposal, the 2015 Stock Incentive Plan and the ratification of the appointment of our independent registered public accounting firm will be decided by a majority of votes actually cast. All other matters properly brought before the annual meeting for a vote of shareholders will be decided by a majority of the votes actually cast.

Abstentions and broker non-votes will have no effect on the voting calculations for any of the proposals.

Q: How do I vote?

A: You may submit your proxy and/or voting instructions for your shares of our common stock by using any of the following methods:

•	Proxy card or voting instruction card: Be sure to complete, sign and date your proxy card or voting instruction card and return it in the prepaid envelope provided.

•

By telephone or Internet: Shareholders of record cannot vote by telephone or Internet. The availability of telephone and Internet voting for beneficial owners will depend on the voting processes of your broker, bank or other nominee. Therefore, we recommend that you follow the instructions on how to submit your voting instruction in the materials you receive from your broker, bank or other nominee.

•

In person at the annual meeting: All shareholders may vote in person at the annual meeting. You may also be represented by another person at the annual meeting by executing a proper proxy designating that person as your representative. If you are a beneficial owner of shares of our common stock, you must obtain a legal proxy from your broker, bank or other nominee and present it to the inspectors of election with your ballot when you vote at the annual meeting.

Q: Can I revoke or change my voting instructions after I deliver my proxy?

A: Yes. Your proxy may be revoked or changed at any time before it is exercised by filing with our Secretary an instrument revoking it or a duly executed proxy bearing a later date, or by attending the annual meeting and voting in person. Your attendance alone at the annual meeting will not be enough to revoke your proxy.

Q: Who pays for soliciting proxies?

A: We pay all expenses incurred in connection with the solicitation of proxies for the annual meeting. We will also request banks, brokers, and other nominees holding shares of our common stock beneficially owned by others to send these proxy materials and 2014 annual report to, and obtain voting instructions from, the beneficial owners and will reimburse such shareholders of record for their reasonable expenses in so doing. Solicitation of proxies by mail may be supplemented by telephone, email and other electronic means, advertisements and personal solicitation by our directors, officers and employees. No additional compensation will be paid to directors, officers or employees for such solicitation efforts.

Q: Could other matters be decided at the annual meeting?

A: Our Board does not expect to bring any other matter before the annual meeting, and it is not aware of any other matter that may be considered at the annual meeting. In addition, the time has passed for any shareholder to properly bring a matter before the annual meeting. The enclosed proxy will, however, confer discretionary authority with respect to any other matter that may properly come before the annual meeting or any adjournment thereof. It is the intention of the person(s) named in the enclosed proxy to vote any shares of our common stock for which he has a proxy to vote at the annual meeting in accordance with his best judgment on any such matter.

Q: What happens if the annual meeting is postponed or adjourned?

A: Unless a new record date is fixed, your proxy will be valid and may be voted at the annual meeting, whether postponed or adjourned. You will still be able to change or revoke your proxy until your shares of our common stock are voted.

Q: I share an address with another shareholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

A: Some banks, brokers and other nominees are “householding” our proxy materials for their customers. This means that only one copy of our proxy materials may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of any of these proxy materials and the 2014 annual report to you if you call us at (713) 714-6100 or write to us at: Gulf Island Fabrication, Inc., 16225 Park Ten Place, Suite 280, Houston, Texas 77084.

If you would like to receive separate copies of our annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee or you may contact us at the above address and telephone number.

Shareholder Proposals and Nominations for 2016 annual meeting

Any shareholder who wishes to bring a matter, other than shareholder nominations of directors, before the 2016 annual meeting must notify our Secretary, in writing at the address shown on the first page of this proxy statement, no later than February 4, 2016. However, if the date of the 2016 annual meeting is changed by more than 30 calendar days from the date of the anniversary of the 2015 annual meeting, the notice must be received by our Secretary a reasonable time before the date we intend to distribute our proxy materials with respect to the 2016 annual meeting. If a shareholder does not provide such notice timely, proxies solicited on behalf of our Board for the 2016 annual meeting will confer discretionary authority to vote with respect to any such matter, as permitted by the proxy rules of the Securities and Exchange Commission (the “SEC”).

Shareholders intending to nominate a director for consideration at the 2016 annual meeting of shareholders may do so if they comply with our Amended and Restated Articles of Incorporation by furnishing timely written notice containing specified information concerning, among other things, information about the nominee and the shareholder making the nomination. See “Corporate Governance—Consideration of Director Nominees” for more information. To be timely, any shareholder who wishes to nominate a director for consideration at the 2016 annual meeting must notify our Secretary, in writing at the address shown on the first page of this proxy statement, no later than March 9, 2016, unless we provide less than 55 days’ notice of the 2016 annual meeting then the shareholder must provide notice to our Secretary no later than ten days following the date on which such notice of the 2016 annual meeting was given.

Any shareholder who desires to submit a proposal for inclusion in our proxy materials for the 2016 annual meeting must forward the proposal in writing to our Secretary at the address shown on the first page of this proxy statement in time to arrive no later than November 21, 2015, and the proposal must comply with applicable federal proxy rules.

Corporate Governance

Board Structure and Committee Composition; Board Independence; Board and Committee Meetings and Attendance

Our Board currently consists of nine members. On March 13, 2014, our Board increased the size of our Board from six to nine members and appointed Messrs. William E. Chiles, Murray W. Burns and Michael J. Keeffe.

Our Board met five times during 2014. Our Board has established two standing committees: the Audit Committee and the Compensation Committee. Each committee operates under a written charter adopted by our Board, and such charters are available on our website at www.gulfisland.com under Investors—Corporate Governance. The composition of each committee is reviewed annually at the meeting of our Board following the annual meeting of shareholders. During 2014, each of our incumbent directors attended at least 75% of the aggregate of the total number of meetings of our Board and the total number of meetings held by all committees of our Board on which he served during the periods of his Board membership and committee service.

Board Independence

Our Board determined that all of our directors who served during 2014 are “independent” as such term is defined in the NASDAQ Stock Market LLC (“NASDAQ”) listing standards, except for Mr. Meche. In making this determination, our Board evaluated responses to a questionnaire completed by each director regarding relationships and possible conflicts of interest between each director, the Company and management. In its review of director independence, our Board considered all commercial, industrial, banking, consulting, legal, accounting, charitable, and familial relationships any director may have with the Company or management. Kirk J. Meche, President and Chief Executive Officer during 2014, was not independent as defined by NASDAQ’s listing standards.

Audit Committee

The Audit Committee currently consists of the following five directors: Gregory J. Cotter (Chairman), John P. (Jack) Laborde, Michael A. Flick, Michael J. Keeffe and Christopher M Harding. Each of these directors is “independent” as such term is defined in the NASDAQ listing standards, and also satisfies the additional requirements applicable to an audit committee member under the NASDAQ listing standards. Our Board has determined that Mr. Flick is an “audit committee financial expert” as such term is defined within the applicable rules of the SEC.

The Audit Committee met five times during 2014. The Audit Committee’s primary function is to assist our Board in fulfilling its oversight responsibilities by monitoring (i) the continued development and performance of our system of financial reporting, accounting, auditing, disclosure controls and procedures and internal control over financial reporting and financial reporting practices, (ii) the operation and integrity of our financial reporting system, (iii) the performance and qualifications of our independent registered public accounting firm (external auditors) and internal auditors, (iv) the independence of our independent registered public accounting firm (external auditors), and (v) risk assessment with respect to the company’s financial statements and related controls.

Compensation Committee

The Compensation Committee currently consists of the following five directors: Michael A. Flick (Chairman), John P. (Jack) Laborde, Jerry D. Dumas, William E. Chiles and Murray W. Burns. Each of these directors is “independent” as such term is defined in the NASDAQ listing standards, and also satisfies the additional requirements applicable to a compensation committee member under the NASDAQ listing standards. The Compensation Committee met four times during 2014. The Compensation Committee (i) reviews, approves and recommends to our Board goals and objectives relating to the compensation of our officers and other key employees (including the specific relationship of corporate performance to such officers’ compensation), (ii) evaluates at least annually the performance of our officers and other key employees in light of these goals and objectives, (iii) recommends to our Board the compensation of our officers and other key employees based on such evaluations, (iv) grants awards under our incentive compensation plans and programs, (v) otherwise administers our incentive compensation plans and programs, (vi) recommends to our Board the compensation of our directors, and (vii) performs such other functions as may be prescribed by our Board.

The Compensation Committee seeks the input of our Chief Executive Officer in connection with performance evaluations and compensation decisions for our executive officers; however, our Chief Executive Officer is not present when the Compensation Committee meets to evaluate his performance nor when our Board determines his compensation. The terms of our stock incentive plans permit the Compensation Committee to delegate to appropriate personnel its authority to make awards to employees other than those subject to Section 16 of the Exchange Act. However, the Compensation Committee has not delegated this authority to any individual.

Board Leadership Structure

Jack Laborde serves as Chairman of our Board and Kirk Meche serves as President and Chief Executive Officer. Our Board determined that separation of these roles would maximize management’s efficiency by allowing the Chief Executive Officer to focus on our day-to-day business and the Chairman of our Board to lead the Board of Directors in its fundamental role of providing guidance to and oversight of management. While our By-laws and corporate governance guidelines do not require the Chairman of the Board and Chief Executive Officer positions to be separate, our Board believes that having separate positions is the appropriate leadership structure for the Company at this time. Our Board, however, periodically reviews the leadership structure and may make such changes in the future as it deems appropriate.

During 2014, each of the directors other than Mr. Meche were determined to be independent and our Board believes that the independent directors provided effective oversight of management. Moreover, in addition to feedback provided during the course of meetings of our Board, the independent directors are given the opportunity to meet in executive session after each regular meeting of our Board or more frequently, as needed. During 2014, Mr. J. Laborde, an independent director and Chairman of our Board, served as chairperson for all of the executive sessions of independent directors and acted as the liaison between the independent directors and the Chief Executive Officer.

In addition, our two standing committees are composed entirely of independent directors, and have the power and authority to engage legal, financial and other advisors as they may deem necessary, without consulting or obtaining the approval of the full Board or management.

Board’s Role in Risk Oversight

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including economic, environmental and regulatory risks, as well as risks associated with the impact of competition and weather conditions. Management is responsible for the day-to-day management of risks we face, while our Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The Board conducts certain risk oversight activities through its committees, which oversee specific areas and provide reports to the full Board regarding such committee’s considerations and actions. The Audit Committee reviews and considers financial, accounting, internal controls and regulatory compliance risks, including those that could arise from our accounting and financial reporting processes. The Audit Committee also reviews and monitors risks through various reports presented by our internal auditors and our registered public accounting firm (external auditors). The Compensation Committee reviews and considers risks related to our compensation policies, including incentive plans, to determine whether those plans subject the Company to material risks. Senior management attends the quarterly meetings of our Board and is available to address any questions or concerns raised by our Board on risk management topics and any other matters.

Consideration of Director Nominees

Our Board has elected not to have a separate nominating committee. Our Board made this determination after considering its nomination process and concluding that as many directors as possible should participate in that process. As stated above, our Board has determined that all of our current directors are independent except for Mr. Meche, who has served as Chief Executive Officer since January 1, 2013 and President since January 2009. Accordingly, our Board has decided that nominations of directors and related matters will be considered and voted upon by all of the independent directors while meeting in executive session. In this manner, should the proposed slate of directors be elected, all but one of the current directors will have been involved in the nominations process.

In evaluating the suitability of nominees for membership on our Board, the independent directors consider many factors, including personal and professional integrity, general understanding of and particular operational experience in the construction and oil and gas industries, finance and other elements relevant to the success of a publicly-traded company in today’s business environment, educational and professional background, independence and an ability and willingness to work cooperatively with other members of our Board and with our senior management. The independent directors evaluate each individual in the context of our Board as a whole, with the objective of nominating persons for election to our Board who can best perpetuate the success of our business, be an effective director in conjunction with our full Board, and represent shareholder interests through the exercise of sound judgment.

The independent directors will regularly assess the appropriate size of our Board, and whether any vacancies on our Board are expected due to retirement or otherwise and whether such vacancies should be filled. In the event that any vacancies are anticipated, or otherwise arise, the independent directors will consider various potential candidates for director who may come to the attention of our Board through current members of our Board, professional search firms, shareholders or other persons. Each candidate brought to the attention of our Board is considered on the basis of the criteria set forth above. On March 13, 2014, our Board increased the size of our Board from six to nine members and appointed Messrs. Chiles, Burns and Keeffe.

As set forth in our Corporate Governance Guidelines, our Board will consider director candidates recommended by our shareholders on candidates for nomination for election to our Board. Any shareholder may suggest a nominee by sending the following information to our Board: (i) the proposing shareholder’s name, address and telephone number, (ii) the number of shares of our common stock beneficially owned by the proposing shareholder and the suggested nominee, (iii) the suggested nominee’s name, age, business and residential addresses and telephone number, (iv) a statement whether the suggested nominee knows that his or her name is being suggested by the proposing shareholder, and whether he or she has consented to being suggested and is willing to serve, (v) the suggested nominee’s résumé or other description of his or her background and experience, and (vi) the proposing shareholder’s reasons for suggesting that the individual be considered. The information should be sent to the independent directors of our Board addressed as follows: Secretary of Gulf Island Fabrication, Inc., 16225 Park Ten Place, Suite 280, Houston, Texas 77084, and our Secretary will forward the information to the independent directors.

Our Amended and Restated Articles of Incorporation also permit shareholders to directly nominate directors for election at an annual shareholder meeting. In general, to be timely, a shareholder’s notice must be received by our Secretary at our principal executive office no less than 45 days or more than 90 days prior to the shareholder meeting and the notice must be in writing and must include certain specified information about the nominee and the shareholder making the nomination.

Communications with our Board; 2014 Annual Meeting Attendance by Directors

Any shareholder may communicate with our Board (or with any individual director) by sending a letter by mail addressed to the Chairman of the Board of Directors of Gulf Island Fabrication, Inc., 16225 Park Ten Place, Suite 280, Houston, Texas, 77084. The Chairman of our Board will forward the shareholder’s communication directly to the appropriate director or directors.

Our Board has adopted a policy that recommends that all directors personally attend each annual and special meeting of our shareholders. At the last annual meeting of shareholders held on April 24, 2014, all nine of the members of our Board at the time were in attendance.

Ethics and Business Conduct Policies

We have adopted a Code of Ethics for our Chief Executive Officer and senior financial officers and a Code of Business Conduct and Ethics, which applies to all employees and directors, including our Chief Executive Officer and senior financial officers. These codes are posted on our website at www.gulfisland.com under Investors—Corporate Governance. Any substantive amendments to the Code of Ethics or any waivers granted under the Code of Ethics will be disclosed within four business days of such event on our website.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% shareholders are required by the regulations of the SEC to furnish the Company with copies of all Section 16(a) reports they file. Based solely on our review of copies of such reports and written representations from our officers and directors that no other reports were required for those persons, we believe that all of our officers, directors and greater than 10% shareholders complied with the filing requirements applicable to such persons for the fiscal year ended December 31, 2014.

Compensation Committee Interlocks and Insider Participation

During 2014, none of Messrs. Michael A. Flick (Chairman), John P. (Jack) Laborde, Jerry D. Dumas, Sr., William E. Chiles and Murray W. Burns, who comprised the Compensation Committee, were officers or employees of the Company or any of its subsidiaries or had any relationships requiring disclosure in this proxy statement under “Certain Transactions,” and none of our executive officers served as a member of the compensation committee of another entity or as a director of another entity, one of whose executive officers served on the Compensation Committee or our Board. No member of the Compensation Committee is a former officer of the Company.

Director Compensation

We use a combination of cash and equity-based incentive compensation to attract and retain qualified candidates to serve on our Board. In setting director compensation, we consider the significant amount of time directors dedicate in fulfilling their duties as directors, as well as the skill-level required by the Company to be an effective member of our Board. For 2014, the form and amount of director compensation was reviewed by our full Board, which includes Mr. Meche, our President and Chief Executive Officer.

Cash Compensation

For service as a director during 2014, each non-employee director, except Messrs. Cotter, Laborde and Flick, received an annual fee of $54,000 for his services as a director. Mr. Cotter, as Chairman of the Audit Committee, received an annual fee of $66,000 and Mr. Flick, as the Audit Committee Financial Expert, and Chairman of the Compensation Committee received an annual fee of $78,000. Mr. J. Laborde received an annual fee of $120,000 for serving as Chairman of the Board and as a member of the Audit Committee and Compensation Committee. All directors are reimbursed for reasonable out-of-pocket expenses incurred in attending meetings of our Board and its committees.

Equity-Based Compensation

Each non-employee director also received equity-based compensation under our stock incentive plans, which were approved by our shareholders. On April 24, 2014, each of our non-employee directors was granted 2,000 restricted stock units (RSUs), which vested on October 24, 2014, six months after the date of grant. Upon vesting, each RSU entitles the non-employee director, at his sole option, to receive either (i) one share of our common stock or (ii) in lieu of a share of our common stock, up to fifty percent (50%) of the fair market value of the share of our common stock in cash. We expect to continue to make one annual grant of RSUs to our non-employee directors.

2014 Director Compensation

The table below summarizes the compensation paid in 2014 to each person serving as a director during 2014, with the exception of Mr. Meche. Mr. Meche did not receive any compensation as a director and his compensation as an executive of the Company is fully reflected in the 2014 Summary Compensation Table on page 24.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Murray W. Burns	$54,000	$46,380	$100,380
William E. Chiles	54,000	46,380	100,380
Gregory J. Cotter	66,000	—	66,000
Jerry D. Dumas, Sr.	54,000	—	54,000
Michael A. Flick	78,000	—	78,000
Christopher M. Harding	54,000	—	54,000
Michael J. Keeffe	54,000	46,380	100,380
John P. Laborde	120,000	—	120,000

(1)	Reflects fees earned by the directors during 2014 for their service on our Board and its committees, if any, which includes fees paid for each director’s service during the fourth quarter of 2014 paid during 2015.
(2)	Reflect the aggregate grant date fair value of RSUs. RSUs are valued on the date of grant at the closing sale price per share of our common stock. On April 24, 2014, Messrs. Burns, Chiles, and Keeffe were granted 2,000 RSUs, which had a grant date fair value of $23.19 per unit of restricted stock.

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PROPOSAL 1: ELECTION OF DIRECTORS

Our Amended and Restated Articles of Incorporation provide for a Board of Directors consisting of three classes, with the number of directors to be set forth in our By-laws. Effective April 26, 2012, our Board approved an amendment to our By-laws to allow for the number of directors constituting the entire Board of Directors to be a range of not less than three nor more than twelve, with the exact number of directors to be fixed by a duly adopted resolution of the Board of Directors. The size of our Board is currently set at nine directors. The term of office of the Class III directors will expire at the annual meeting, and, in accordance with the recommendations of the independent directors, our Board has nominated the three persons listed as the Class III director nominees in the table below for election to our Board for a term expiring in 2018.

Proxies cannot be voted more than one time for each of the three director nominees named in this proxy statement. In the unanticipated event that any nominee is unavailable as a candidate for director, the persons named in the accompanying proxy will vote your shares of our common stock for a substitute candidate nominated by our Board.

Under our By-Laws, directors are elected by a plurality vote, with the three Class III director nominees who receive the most votes being elected.

Our Board recommends that shareholders vote FOR the election of the three Class III director nominees named in this proxy statement.

Information about the Directors, Director Nominees and Executive Officers

The following table sets forth, as of March 2, 2015, for each director nominee, each other director of the Company whose term will continue after the annual meeting and each of our executive officers, the age, any positions with the Company, and principal occupations and employment during the past five years, any family relationships among such persons, and, if a director nominee or a director, each such person’s directorships in other public corporations during the past five years and the year that such person was first elected a director of the Company or our predecessor. We have also included information about each director and director nominee’s specific experience, qualifications, attributes, or skills that led the independent directors of our Board to conclude that such person should serve as one of our directors at the time we file this proxy statement, in light of our business and structure. All executive officers serve at the pleasure of our Board.

Name and Age	Positions with the Company, Principal Occupations, Directorships in Other Public Companies, and Family Relationships	Director Since

Nominees for Election as Class III Directors (term expires in 2018)

Jerry D. Dumas, Sr., 79

Private investor. Chairman of the Board, President and Chief Executive Officer from 1998 to 2009 and non-executive Chairman of the Board from 2009 to 2010 of Flotek Industries. Vice President of Corporate and Executive Services of Merrill Lynch from 1988 to 1998. Served in various capacities, including Group Division President of Hughes Tool Company (now Baker Hughes Incorporated), a position responsible for the offshore division and the drilling fluids and chemical group, from 1968 to 1985.

Mr. Dumas’s extensive career in the financial and oil and gas industries as well as his experience managing a publicly traded company provided him with knowledge of risk management, finance and operations and makes him a valued member of our Board and the Compensation Committee.

2011

Kirk J. Meche, 52

Chief Executive Officer of the Company since 2013. President of the Company since 2009 and Chief Operating Officer from 2009 to 2012. Executive Vice President—Operations of the Company from 2001 to 2009. President and Chief Executive Officer of Gulf Marine Fabricators, L.P., a wholly-owned fabrication subsidiary of the Company, from February 2006 to October 2006. President and Chief Executive Officer of Gulf Island, L.L.C., a wholly-owned fabrication subsidiary of the Company, from 2001 until 2006. President and Chief Executive Officer of Southport, Inc., a wholly-owned fabrication subsidiary of the Company, from 1999 to 2001. Project Manager of the Company from 1996 to 1999. Held various engineering positions for J. Ray McDermott and McDermott, Inc. from 1985 to 1996.

Mr. Meche’s experience in the energy and marine construction industries, in particular his over 19 years of experience in various leadership roles with the Company and 30 years in the industry, provides him with knowledge of managing operations and overseeing the expansion of business making him highly qualified to serve as a member of our Board.

2012

Name and Age	Positions with the Company, Principal Occupations, Directorships in Other Public Companies, and Family Relationships	Director Since

Michael J. Keeffe, 63	Prior to his retirement in 2011, Mr. Keeffe was a Senior Audit Partner with Deloitte & Touche LLP. He has 35 years of public accounting experience at Deloitte & Touche directing financial statement audits of public companies, principally in the oil field service and engineering and construction industries, most with significant international operations. He also served as a risk management and quality assurance partner in the firm’s consultation network. He is a retired Certified Public Accountant and holds a Bachelor of Arts and a Masters of Business Administration both from Tulane University. We believe Mr. Keeffe is a valuable member of the Board and Audit Committee because of his extensive accounting and financial expertise, particularly in our industry and related industries.	2014

Continuing Class II Directors (term expires in 2017)

Gregory J. Cotter, 66

Wealth Management Consultant since 2009. Employed by Huey Wilson Interest, Inc., a business management service company, and its affiliates in various executive capacities, including Director, President, Chief Operating Officer and Chief Financial Officer from 1989 through 2008. Director, President, and Chief Operating Officer of a publicly traded multibank holding company from 1986 to 1988. Senior Vice-President and Chief Financial Officer of H.J. Wilson Co. Inc., a publicly traded retailer, from 1977 to May 1985.

Mr. Cotter’s extensive career in the banking and financial industries provided him with a knowledge of financial reporting, accounting and controls as well as a knowledge of operations making him highly qualified to lead the Audit Committee as Chairman and serve as a member of our Board.

		1985

John P. (Jack) Laborde, 65

Chairman of our Board since 2013. President of Overboard Holdings, L.L.C. (Overboard), a management company engaged in oil and gas exploration and development since January 2002. President since 1997 of All Aboard Development Corporation (All Aboard), an independent oil and gas exploration and production company. All Aboard is currently being managed by Overboard. President of AVOCA, Inc. since 2014. AVOCA holds land and minimal rights in South Louisiana. Employed by the Company from 1992 until 1996 in various capacities, including International Marketing Manager. Prior to 1992, he worked as an engineer for Exxon Corporation and in various capacities for Ocean Drilling & Exploration Company and Murphy Oil Corporation. Son of Alden J. (Doc) Laborde, co-founder of the Company and former director.

Mr. Laborde’s knowledge of engineering, construction and oil and gas operations as well as his experience managing and overseeing the expansion of businesses makes him a valued member as Chairman of our Board, and as a member of the Compensation Committee and Audit Committee.

		1997

Name and Age	Positions with the Company, Principal Occupations, Directorships in Other Public Companies, and Family Relationships	Director Since

Christopher M. Harding, 63

Vice President Horton Wison Deepwater, a technology development company for the offshore and marine industries, from March 2012 to August 2014. Executive Vice President G.L. Noble Denton 2009 until 2012. Independent Consultant from 2004 until 2009. President of the engineering division of Technip USA from 1999 to 2004. Founder and President of Genesis Oil & Gas Consultants, a privately-owned consulting and engineering company servicing both independent and major oil and gas companies, from 1988 until acquired by Technip USA in 1998.

Mr. Harding’s experience in the engineering and construction industries and in international operations gives him the skills necessary to serve as a member of our Board and the Audit Committee.

		2007

Continuing Class I Directors (term expires in 2016)

Michael A. Flick, 66	Private Investor. Member of the Board of Directors, Audit Committee and Governance and Nominating Committee of the Bristow Group, Inc. From 1970 to 1998 employed by First Commerce Corporation and First National Bank of Commerce, its wholly-owned subsidiary, in various executive capacities including Chief Financial Officer and Chief Credit Policy Officer and Executive Vice President and Chief Administrative Officer. Mr. Flick’s experience in the banking and financial services industries provided him with extensive knowledge of financial reporting, legal and audit compliance and risk management making him highly qualified to serve as a member and financial expert of the Audit Committee, the Chairman of the Compensation Committee and a member of our Board.	2007

William E. Chiles, 66	President, CEO and a director of Bristow Group, Inc. from July 2004 to July 2014. On July 31, 2014, Mr. Chiles retired as President and CEO of Bristow, continuing to serve as a senior advisor and CEO Emeritus through July 2016. From 2003 to 2004, served as Executive Vice President and COO of Grey Wolf Inc., a publically traded onshore oil & gas drilling company. In 1977, co-founded Chiles Offshore Inc. (formerly, Chiles Drilling Company) and served as President and CEO until its merger with ENSCO International Incorporated (ENSCO) in 2002. From 2002 to 2003, served as Vice President of Business Development of ENSCO. In 1992, founded Southwestern Offshore Corporation and served as CEO and President until acquired by Cliffs Drilling Company (Cliffs) in 1996. From 1996 to 1997, served as Senior Vice President—Drilling Operations of Cliffs. Prior to 1977, worked as VP—Domestic Operations at Western Oceanic, Inc. as well as various other capacities. Mr. Chiles serves on the board of directors of Basic Energy Services. We believe Mr. Chiles is a valuable member of the Board and Compensation Committee because of his broad international experience and knowledge of the oil and gas industry and our customer base, as well as his executive experience with various publicly traded companies.	2014

Name and Age	Positions with the Company, Principal Occupations, Directorships in Other Public Companies, and Family Relationships	Director Since

Murray W. Burns, 69	Project management, engineering, and business development consultant through MBurns Consulting since 2013. From 1980 to 2013, employed by Technip USA, Inc. and its affiliates in various executive capacities, including Vice President—Offshore Business Unit, Vice President—Topsides and Fixed Platforms, Vice President—Engineering Operations, Vice President—Engineering, President and COO (Technip Upstream Houston, Inc.) and Vice President. From 1976 to 1980, Project Manager, Group Manager, Manager of Facilities and Supervising Engineer with Petro-Marine Engineering, Inc. Prior to 1976, worked in various engineering capacities at Shell Oil Company. Mr. Burns experience in the engineering and offshore fabrication industries provides valuable insight and makes him highly qualified to serve as a member of our Board and Compensation Committee.	2014

Current Executive Officers not Serving as Directors

Jeffrey Favret, 53	Chief Financial Officer and Treasurer since May 2013; Secretary since May 2014; Executive Vice President since February 2015. Mr. Favret has worked with companies in oil and gas exploration and production, vessel construction, offshore drilling construction and offshore vessel/marine transportation industries, among others. Mr. Favret previously served as Director of Finance, Energy Infrastructure Segment, of FMC Technologies, Inc., a leading global provider of technology solutions for the energy industry, from May 2012 to May 2013. Mr. Favret also served as the Chief Accounting Officer for Trico Marine Services, Inc., a provider of marine support vessel and subsea services to the offshore oil and gas industry, from April 2010 to May 2012. Prior to that, Mr. Favret served as Director (Partner) of the accounting firm Postlethwaite & Netterville, after serving in various roles at Ernst & Young in its Assurance and Advisory practice.	N/A

Todd F. Ladd, 48	Chief Operating Officer since February 2014; Executive Vice President since February 2015. Mr. Ladd previously served as Vice President and General Manager of the Company since July 2013. Mr. Ladd has over 25 years industry experience in the offshore fabrication sector. From 2001 to 2013, Mr. Ladd served as Senior Project Manager with Paloma Energy Consultants, an offshore construction project management firm. From 1996 to 2001, Mr. Ladd served as Project Manager for Gulf Island LLC. Mr. Ladd also served as Production Engineer and Facility Engineer at McDermott Marine Construction from 1996 to 1998.	N/A

Stock Ownership

The following table sets forth, as of March 2, 2015, certain information regarding beneficial ownership of shares of our common stock by (i) each of our current directors and director nominees, (ii) each of our named executive officers, (iii) all of our director nominees and current directors and executive officers as a group, and (iv) each other shareholder known by us to be the beneficial owner of more than 5% of our outstanding common stock. Unless otherwise indicated, we believe that the shareholders listed below have sole investment and voting power with respect to their shares of our common stock based on filings with the SEC and/or information furnished to us by such shareholders.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)		Shares Percentage of Outstanding Common Stock(2)
Directors, Director Nominees and Named Executive Officers:
Murray W. Burns	1,300		*
William E. Chiles	2,000		*
Gregory J. Cotter	7,000		*
Jerry D. Dumas	4,055		*
Jeffrey M. Favret Michael A. Flick	8,000 4,130		* *
Christopher M. Harding	4,000		*
Michael J. Keeffe	2,000		*
John P. Laborde (3)	15,698		*
Todd F. Ladd Kirk J. Meche	15,000 62,265		* *
All director nominees and current directors and executive officers of the Company as a group (11 persons) (4)	125,448		*
5% or Greater Shareholders:
BlackRock, Inc. (5)	1,283,800	(6)	8.8%
Dimensional Fund Advisors LP (7)	959,862	(8)	6.6%
Heartland Advisors, Inc. (9)
William J. Nasgovitz	1,489,362	(10)	10.2%
Starboard Enterprises, L.L.C. (11)	884,700	(12)	6.1%
T. Rowe Price Associates, Inc. (13)
T. Rowe Price Small-Cap Stock Fund, Inc.	1,699,705	(14)	11.7%
Royce & Associates, LLC (15)	746,025	(16)	5.1%

*	Less than one percent.
1.	Includes unvested shares of restricted stock.
2.	Based on 14,539,866 shares of our common stock outstanding as of March 2, 2015.
3.	Mr. J. Laborde has sole voting and dispositive power with respect to 12,000 shares of our common stock. This amount does not include Mr. Laborde’ s indirect interest in the shares of our common stock held by Starboard Enterprises, L.L.C. (Starboard) and All Aboard Development Corporation (All Aboard) as a result of his ownership interest in those entities. See footnote 12.
4.	Includes our director nominees and current directors and executive officers as of March 2, 2015.
5.	The address of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10022.
6.	Based on information contained in the Schedule 13G/A filed with the SEC on January 22, 2015 by BlackRock, Inc.
7.	The address of Dimensional Fund Advisors LP is Building One, 6300 Bee Cave Road, Austin, Texas, 78746.
8.

Based on information contained in the amended Schedule 13G filed with the SEC on February 5, 2015, all of the shares reported are owned by investment advisory clients of Dimensional Fund Advisory LP (Dimensional Fund). To Dimensional Fund’s knowledge, no such client has an interest relating to more than

5% of our outstanding common stock. As investment advisor, Dimensional Fund has (i) sole voting power with respect to 926,711 shares of our common stock and (ii) sole dispositive power with respect to 959,862 all of the shares reported. Dimensional Fund expressly disclaims beneficial ownership.

9.	The address of Heartland Advisors, Inc. (Heartland) and William J. Nasgovitz is 789 North Water Street, Milwaukee, Wisconsin 53202.
10.	Based on information contained in the amended Schedule 13G jointly filed with the SEC on February 13, 2015, all of the shares reported are owned by investment advisory clients of Heartland Advisors, Inc. To Heartland’s knowledge, no such client has an interest relating to more than 5% of our outstanding common stock. As investment advisor, the reporting persons have shared investment and dispositive power with respect to all of the shares reported. Heartland expressly disclaims beneficial ownership.
11.	The address of Starboard Enterprises, L.L.C. is 601 Poydras Street, Suite 1726, New Orleans, LA, 70130.
12.	Mr. Alden “Doc” Laborde was a founder of the Company. As such, he had a significant ownership stake in the Company prior to its initial public offering in 1997. As reported in the original Schedule 13D, on January 2, 2002, Mr. A. Laborde organized Starboard Enterprises, L.L.C. (Starboard) for purposes of establishing a private holding company for himself, his wife, and their five children in connection with his estate planning and in connection therewith he contributed 1,524,700 shares of Company common stock to Starboard, which was the substantial majority of his ownership interest in the Company. Also as reported in the original Schedule 13D, 600,000 of those shares were transferred from Starboard to The Almar Foundation (the “Foundation”) in 2005. Additionally, All Aboard Development Corporation (“All Aboard”), a privately-held independent oil and gas exploration and production company and another Laborde family company, beneficially owns 20,000 shares of Company common stock and the Foundation beneficially owns 100,000 shares of Company common stock. Each of Mr. A Laborde’s five children, including our Chairman of the Board, John P. Laborde, serves as a manager of Starboard (each, a “Manager”), a trustee of the Foundation and a director of All Aboard. On June 6, 2014, Mr. A. Laborde died and was survived by the Managers. Mr. A. Laborde’s estate (the “Estate”) now holds 14,650 shares of Company common stock which were owned by Mr. A. Laborde at his death, and the Managers are the co-executors of the Estate. In addition, the Estate holds a 33.93% interest in Starboard and a 49.95% equity interest in Overboard Holdings, L.L.C. (“Overboard”), the parent company of All Aboard. With respect to Starboard, each of the Managers directly owns a 0.2% interest and the remaining 65.07% interest is owned by various trusts of which the Managers are either both principal and income beneficiaries or are only income beneficiaries with their children as the principal beneficiaries. With respect to Overboard, the remaining 50.05% equity interest is owned 0.1% by Mr. John P. Laborde and 49.95% by various trusts of which the Managers are either both principal and income beneficiaries or are only income beneficiaries with their children as the principal beneficiaries.
13.	The address of T. Rowe Price Associates, Inc. and T. Rowe Price Small-Cap Stock Fund, Inc. is 100 E. Pratt Street, Baltimore, Maryland, 21202.
14.	Based on information contained in the amended Schedule 13G jointly filed with the SEC on February 10, 2015, all of the shares reported by T. Rowe Price Associates, Inc. (Price Associates) are owned by investment advisory clients of and such clients have the right to receive dividends from and proceeds from the sale of the shares of our common stock. With respect to the shares reported to be owned by T. Rowe Price Small-Cap Stock Fund, Inc. (T. Rowe Price Fund), a registered investment company sponsored by Price Associates to which it also serves as investment advisor, only State Street Bank and Trust Company, as custodian for T. Rowe Price Fund, has the right to receive dividends paid with respect to, and proceeds from the sale of, such shares. To Price Associates’ knowledge, no other advisory client has an interest relating to more than 5% of our outstanding common stock. As investment advisor, Price Associates has (i) sole voting power with respect to 243,035 shares of common stock and (ii) sole dispositive power with respect to all of the shares, reported and T. Rowe Price Fund has sole voting power over 765,600 shares.
15.	The address of Royce & Associates, LLC is 745 Fifth Avenue, New York, NY 10151.
16.	Based on information contained in the Schedule 13G filed with the SEC on January 9, 2015.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Introduction

This section of the proxy statement describes and analyzes our executive compensation philosophy and program in the context of the compensation paid during the last fiscal year to our chief executive officer, our chief financial officer, and our chief operating officer (our “named executive officers”). Our fiscal 2014 named executive officers are:

•	Kirk J. Meche, President and Chief Executive Officer;

•	Jeffrey M. Favret, Executive Vice President, Chief Financial Officer, Treasurer and Secretary;

•	Todd F. Ladd, Executive Vice President and Chief Operating Officer.

In this CD&A, we first provide an Executive Summary of our actions and highlights from 2014. We next explain the principles that guide our Compensation Committee’s (the Committee) executive compensation decisions and the process we follow when setting executive compensation. Finally, we discuss each component of executive compensation, including the actual results yielded for each named executive officer in fiscal 2014. You should read this section of the proxy statement in conjunction with the advisory vote that we are conducting on the compensation of our named executive officers (see proposal 2), as it contains information that is relevant to your voting decision.

Executive Summary

The committee is committed to and responsible for designing, implementing, and administering a compensation program for executive officers that ensures appropriate linkage among pay, Company performance, and results for shareholders, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking. The Committee seeks to increase shareholder value by rewarding performance with cost-effective compensation and ensuring that we can attract and retain the best executive talent available. While our executive officer compensation program is simple in design, we believe it serves the Company well by providing a mix of annual cash compensation, including base salary and performance based annual incentive awards, with long-term awards in the form of restricted stock and, beginning in 2015, performance share awards.

All of our employment relationships with our named executive officers, including our Chief Executive Officer, are at-will relationships. Although the Committee has considered the use of employment agreements at the executive level in the past, it does not believe such agreements would provide any appreciable retentive or motivational value. In addition, except for limited benefits available to certain executives in connection with a termination due to a change in control, we do not provide severance or retirement benefits to our executives other than those provided to all of our employees generally.

2014 Compensation Program Highlights

The following highlight a few of the significant actions recently taken by the Committee:

•

Revised Incentive Programs. During 2014, the Committee worked with its independent compensation consultant to approve new annual and long-term incentive programs for our executive officers, which programs included an increased focus on performance elements. Specifically, under the new programs:

•

Executive officer annual incentive awards are now based on specific targeted metrics, as opposed to the pool approach used in prior years. For 2014, annual incentive awards were earned based on our level of pre-tax earnings, operating margins, safety metrics, and individual performance.

•

We expanded our long-term incentive program for 2015 to provide for a performance-based award in addition to the traditional time-vested restricted stock award, and we shifted the timing of our grants to occur at the beginning of the calendar year, instead of at the end.

•

No Salary Increases for 2015. Given the current market environment, particularly in the oil and gas industry, the Committee elected not to increase base salaries for our named executive officers in 2015.

•

“Double Trigger” Equity Awards. Beginning with the equity awards made under our long-term incentive program in 2015, in connection with a change of control, vesting of the awards will only accelerate upon the recipient’s actual or constructive termination of employment within one year following a the change of control.

2014 Company Performance

As more fully discussed in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained in our Annual Report on Form 10-K, for the twelve-month periods ended December 31, 2014 and 2013, gross profit was $44.6 million (8.8% of revenue) and $23.7 million (3.9% of revenue), respectively. Pre-tax earnings for the twelve months ended December 31, 2014 were $23.8 million compared to $11.5 million for the twelve months ended December 31, 2013.

The slowdown in our industry as a result of the downturn in oil prices presents challenges in the near term, particularly as it relates to shallow water activity. In 2014, the pace of growth in overall capital spending in the global oil and gas industry decreased. From 2010 to 2013, the industry experienced an approximate 12% compound annual growth rate in upstream capital spending; in 2014, overall spending was only up 3% from the prior year. We intend to use this period of reduced activity that we anticipate as a result of the slowdown in customer spending as an opportunity to further strengthen our execution improvement strategies, including modernizing certain information technology systems.

Compensation Decision-Making Process

During 2013 and 2014, the Committee engaged Aon Hewitt as its independent compensation consultant to review compensation practices and policies. Consistent with our Committee’s policy, Aon Hewitt does not provide, and has not provided, any services to the Company’s management. As required by SEC rules, the Committee has assessed the independence of Aon Hewitt and concluded that Aon Hewitt’s work did not raise any conflicts of interest. A representative of Aon Hewitt attends meetings of our Committee when requested by the Committee chairman and communicates with our Committee chairman between meetings; however, our Committee makes all decisions regarding the compensation of our executive officers. Aon Hewitt provides various executive compensation services to our Committee, including advising our Committee on the restructuring of our annual and long-term incentive programs during 2014 and its selection of an appropriate peer group, evolving industry practices and providing market information and analysis regarding the competitiveness of our program design.

Although we have not formally benchmarked our compensation to the compensation paid by our peers and competitors, the Committee uses the data prepared by Aon Hewitt regarding peer compensation to evaluate whether the executive compensation levels, including base salary and annual and long-term incentive targets, are in line with our energy and marine construction industry peers.

Our Chief Executive Officer attends the Committee’s meetings, assists in the Committee’s evaluation of Company and executive officer performance (other than himself), and recommends the specific elements and amounts of compensation to be paid to the other executive officers. Our Chief Executive Officer is not present or otherwise involved when the Committee reviews his performance and develops recommendations regarding his compensation.

The Committee typically meets following the end of each fiscal year to review the performance of the Company and its executives. This meeting is generally scheduled approximately one year in advance, and is scheduled to fall within a window period in which directors and officers are permitted to trade following the release of our earnings for the fourth quarter of the year. At this meeting, all compensation recommendations are made, including recommendations regarding adjustments to the annual base salaries of the executive officers, the adoption of a cash incentive program for the following fiscal year, and whether any equity awards will be made. The Committee has not delegated authority to any officer to grant equity awards. The Board of Directors typically makes compensation decisions based on the Committee’s recommendations during its first quarter meeting in February or March.

Consideration of Say-on-Pay Vote Results

At our 2014 annual meeting, we held a non-binding shareholder advisory vote on executive compensation (“say-on-pay”). Our shareholders approved our fiscal 2013 executive compensation, with more than 98% of voting shareholders casting their vote in favor of the say-on-pay resolution, excluding abstentions and broker non-votes which are not considered votes cast. The Committee primarily considered the results of the 2014 say-on-pay vote relating to fiscal 2013 executive compensation, along with recommendations from our compensation consultant, among other factors for purposes of setting executive annual base salaries for fiscal 2015. In making executive compensation decisions for fiscal 2015, the Committee considered, among other factors, our shareholders’ support for our executive compensation program and the Committee’s satisfaction with the fiscal 2014 pay mix and levels. Given current market conditions, the Committee elected not to increase our named executive officers’ base salaries for 2015. The Committee will continue to consider our shareholders’ views when making executive compensation decisions in the future.

Components of Executive Compensation

Our executive officer compensation program for 2014 included (i) salaries, (ii) annual cash incentive bonuses, and (iii) long-term incentive compensation. The Committee reviewed and quantified all components of our named executive officers’ compensation, including salary, non-equity and equity incentive plan compensation, the current value of outstanding equity awards, and the incremental cost to the Company of all perquisites and other benefits for 2014, and determined that such officers’ total compensation in the aggregate is reasonable and not excessive.

Salaries. Our philosophy is that base salaries, which provide fixed compensation, should meet the objective of attracting and retaining the executive officers needed to manage our business successfully. The actual salaries of our named executive officers are based on their individual levels of responsibility and the Committee’s general knowledge of the competitive compensation levels in the energy and marine construction industry. In addition, after evaluating the base salaries of our peer group, the Committee’s consultant determined that our executive base salaries are in the 25th percentile range of that group. While the Committee does not formally benchmark our executives’ compensation, its goal is to move our executives’ base salaries toward the median of that group over time in order to help retain and attract key executives. For 2014, the Committee approved base salary increases for our executive officers as follows: Mr. Meche—11%, Mr. Favret—6%, and Mr. Ladd—27%. Mr. Ladd’s increase is commensurate with increased levels of responsibility associated with his promotion to Chief Operating Officer. The base salaries of each of our named executive officers for 2014 were as follows: Mr. Meche—$500,000, Mr. Favret—$340,000, Mr. Ladd—$350,000. Given current market conditions, the Committee elected not to increase our named executive officers’ base salaries for 2015.

Annual Cash Incentives. After working with its independent compensation consultant to revise the Company’s incentive programs, for 2014, the Committee approved a new annual cash incentive program that ties a portion of executive compensation to the annual financial and safety performance of the Company. For 2014, each executive officer had the opportunity to earn up to 150% of his annual salary for the year based on the following metrics:

•	50% of the award was based on the achievement of pre-tax earnings as compared to the budgeted amount, with a maximum incentive award under this component of 100% of base salary;

•	25% of the award was based on achievement of the following two safety benchmarks, with a maximum incentive award under this component of 25% of base salary:

•	cumulative total recordable incident rate (12.5%)

•	lost time incident rate (12.5%)

•

25% of the award was based on gross profit margins (16.67%) and the executive’s overall work performance as determined by the Committee (8.33%), resulting in a maximum incentive award under this component of 25% of base salary.

The Committee retains the right to reduce or eliminate the payments prior to payout. The Committee believes that these new metrics are appropriate measures on which to base our annual bonus because they are more directly tied to management’s success in growing our business and will drive our executives in improving operational efficiencies. The following describes the applicable performance targets and payment percentages approved by the Committee for 2014 and our results:

Pre-Tax Earnings Results: If our pre-tax earnings equal 75% of the budgeted amount for the Company, the executives earn 25% of base salary, increasing by 1% for each additional 1% over the budgeted amount up to 100% of the budgeted amount. If our pre-tax earnings equal 100% of the budgeted amount for the Company, the executives earn 50% of base salary, increasing by 2% for each additional 1% over the budgeted amount up to 125% of the budgeted amount. Our pre-tax earnings for 2014 was $23.8 million, which resulted in the executive officers earning 41.5% of base salary.

Safety Results: For 2014, 50% of the safety component was based on the lost time incident rate (LTIR) and the other 50% was based on the total recordable incident rate (TRIR). Under the terms of the program, none of the safety component is earned if the Company experiences a fatality. Because there was a fatality at our Houma facility during 2014, the executives did not earn this portion of the award.

Gross Profit Margin Results: For gross profit margin equal to or greater than 10%, the executives earn 16.67% of base salary; for gross profit margin between 6.5% and 9.99%, they earn a pro-rata amount ranging from 8.33% to 16.67% of base salary. No portion attributable to this metric is earned for gross profit margin less than 6.5%. Our gross profit margin for 2014 was 8.8%, which resulted in the executives earning 11.0% of their base salary for this component.

Work Performance: Executives can earn up to 8.33% of base salary for individual work performance in support of the Company’s goals and objectives for that year. After assessing the executive officers’ individual work performance for the year, the Committee determined that each executive had earned 8.33% of base salary.

The annual incentive awards received by our named executive officers for 2014 were as follows:

Named Executive Officer	Base Salary	Pre-Tax Earnings (% of Base)	Safety (% of Base)	Gross Profit (% of Base)	Work Performance (% of Base)	Total
Mr. Meche	$500,000	41.5	0	11.0	8.3	$303,911
Mr. Favret	340,000	41.5	0	11.0	8.3	206,659
Mr. Ladd	350,000	41.5	0	11.0	8.3	212,738

Long-Term Incentive Awards. In recent years, the Committee has utilized restricted stock as the sole equity-based incentive awarded to our executives. During 2014, the Committee worked with its compensation consultant to revise the program and incorporate more performance-based elements. Under our new long-term incentive program, executive officers will be awarded equity-based grants valued at up to $2,500,000 for Mr. Meche, $1,000,000 for Mr. Favret, and $1,250,000 for Mr. Ladd. Equity based grants will be a combination time-vested and performance-vested awards. In February 2015, the Committee granted long-term incentive awards to the executive officers as follows:

•	Performance share awards with a target value of $1,000,000 for Mr. Meche, $400,000 for Mr. Favret, and $500,000 for Mr. Ladd—these awards are cash-denominated and have a two-year performance period. The awards will pay out in shares of common stock at between 0% and 150% of the target value following the end of the performance period based on our total stockholder return relative to a group of peer companies. These awards were granted under the new proposed 2015 Stock Incentive Plan, and are conditioned on our shareholders’ approval of the plan at the annual meeting; and

As the Committee did not approve the new program until mid-2014, there were no long-term incentive awards made during 2014. During this transition year, the Committee determined that it would award a special grant of restricted stock units in February 2015 based on our gross profit margins for 2014, as follows:

•

If the gross profit margin of the Company is greater than or equal to 10% for 2014, each executive officer would receive a grant in an amount equal to 75% of his or her annual base salary for 2014; and

•

If the gross profit margin of the Company is between 6.5% and 9.99% for 2014, each executive officer would receive a pro rata grant in an amount between 37.5% and 75% of his or her annual base salary for 2014.

Perquisites. We also provide very limited perquisites and personal benefits to certain of our named executive officers, consisting of automobile related expenses and benefits. However, the aggregate value of these benefits for our named executive officers did not exceed $10,000 for any executive during 2014.

Post-Employment Compensation

We maintain a retirement plan qualified under Section 401(k) of the Internal Revenue Code that is available to all qualified employees. Our named executive officers participate in this retirement plan under the same terms as eligible employees. In addition, we currently have change of control agreements with all of our named executive officers. We believe that severance protections, when provided in the context of a change of control transaction, can play a valuable role in attracting and retaining key executives. The occurrence, or potential occurrence, of a change of control transaction can create uncertainty regarding the continued employment of our executive officers, in particular those officers whose primary functions relate to management of the parent company. This uncertainty occurs because many change of control transactions result in significant organizational changes, particularly at the senior executive level. In order to encourage our executive officers to remain employed with the Company during a critical time when their prospects for continued employment following the transaction are often uncertain, we have elected to provide severance benefits if their employment is terminated by the Company without cause or, in limited circumstances, by the executive for good reason in connection with a change of control. Because we believe that a termination by the executive for good reason may be conceptually the same as a termination by the Company without cause, and because we believe that in the context of a change of control, potential acquirers would otherwise have an incentive to constructively terminate the executive’s employment to avoid paying severance, we believe it is appropriate to provide severance benefits in these circumstances. We do not provide excise tax gross-up protections in change of control arrangements.

The benefits provided to our named executive officers in connection with a termination following a change of control are described below under “Potential Payments upon Termination or Change of Control.” We do not believe that our executive officers should be entitled to receive cash severance benefits merely because a change of control transaction occurs. The payment of cash severance benefits is only triggered by an actual or constructive termination of employment following a change of control (i.e. a “double trigger”). Under their respective long-term incentive agreements granted prior to 2015, however, our named executive officers would be entitled to accelerated vesting of their outstanding equity awards automatically upon a change of control of the Company, whether or not the officer’s employment is terminated. Beginning with awards granted in 2015, the accelerated vesting of long-term incentive awards in connection with a change of control is only triggered by an actual or constructive termination of employment following a change of control. This treatment of the equity awards in connection with a change of control applies to all award recipients, not just our named executive officers.

Section 162(m)

Section 162(m) of the Internal Revenue Code limits the tax deduction to $1 million for compensation paid to certain highly compensated executive officers. Qualified performance-based compensation is excluded from this deduction limitation if certain requirements are met. The Committee does not expect the base salary, annual cash incentive or the restricted stock granted to executive officers, as discussed above, to qualify for the exclusion from the deduction limitation under Section 162(m); however, the level of compensation currently paid to our executive officers does not often implicate the Section 162(m) limit. The new performance share awards were generally designed to qualify as performance-based compensation under Section 162(m). The Committee intends to continue to establish executive officer compensation programs that will maximize our income tax deduction, assuming the Committee determines that such actions are consistent with its philosophy and in the best interest of the Company and our shareholders.

Compensation Committee Report

The Compensation Committee of our Board has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management, and based on such review and discussions, the Compensation Committee recommended to our Board that the Compensation Discussion and Analysis be included in this proxy statement.

Submitted by the Committee on March 16, 2015.

Michael A. Flick	Murray W. Burns	William E. Chiles	Jerry D. Dumas, Sr.	John P. Laborde

Executive Compensation Tables

The table below summarizes the total compensation paid to or earned by our named executive officers. The amounts represented in the “Stock Awards” column reflect the estimated fair value of the stock awards on the grant date and do not necessarily reflect the income that will ultimately be realized by our named executive officers for these awards.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)(1)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Kirk J. Meche President and Chief Executive Officer	2014 2013 2012	500,000 450,000 325,000	— 317,240 158,576	303,911 268,101 16,250	10,040 285,205 9,690	813,951 1,320,546 509,529
Jeffrey Favret (5) Executive Vice President, Chief Financial Officer, Treasurer and Secretary	2014 2013	340,000 203,741	— 174,280	206,659 115,601	10,040 4,070	556,699 497,692
Todd F. Ladd (6) Executive Vice President, Chief Operating Officer	2014 2013	350,000 137,506	— 217,100	212,738 82,177	10,040	572,778 437,175

(1)	Effective on February 27, 2014, Mr. Meche’s annual base salary increased from $450,000 to $500,000, Mr. Favret’s annual base salary increased from $320,000 to $340,000 and Mr. Ladd’s annual base salary increased from $275,000 to $350,000.
(2)	Amounts shown reflect the aggregate grant date fair value of restricted stock granted during the applicable fiscal year. The grant date fair value of restricted stock is the closing price of our common stock on the date of the grant.
(3)	See “Grants of Plan-Based Awards” below for a description of our annual incentive compensation program.
(4)	For 2014, includes (i) matching and profit-sharing contributions to our 401(k) plan and (ii) premium payments under a long-term disability insurance plan, which premium payments are attributable to benefits in excess of those benefits provided generally for other employees, as set forth below:

Name	401(k) Plan Contributions	Disability Insurance Premiums
Mr. Meche	$9,100	$940
Mr. Favret	9,100	940
Mr. Ladd	9,100	940

(5)	Prior to Mr. Favret’s appointment as Executive Vice President, Chief Financial Officer, Treasurer and Secretary on February 26, 2015, Mr. Favret served as the Company’s Vice President—Finance, Chief Financial Officer, Treasurer and Secretary.
(6)	Prior to Mr. Ladd’s appointment as Executive Vice President, Chief Operating Officer on February 26, 2015, Mr. Ladd served as the Company’s Chief Operating Officer. Prior to Mr. Ladd’s appointment as Chief Operating Officer on February 27, 2014, Mr. Ladd served as the Company’s Vice President of Operations and General Manager.

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Grants of Plan-Based Awards

Name	Date of Grant	Estimated Future Payouts Under Non-Equity Incentive Plan Awards	Estimated Future Payouts Under Non-Equity Incentive Plan Awards	Estimated Future Payouts Under Non-Equity Incentive Plan Awards
		Threshold ($)	Target ($)	Maximum ($)
Kirk J. Meche	7/24/14
Annual Cash Incentive:
—Pre-tax Earnings Component		$125,000	$250,000	$500,000
—Safety Component		n/a	n/a	125,000
—Performance Component		n/a	n/a	41,667
—Gross Profit Component		n/a	41,667	81,333

Jeffrey Favret	7/24/14
—Pre-tax Earnings Component		85,000	170,000	340,000
—Safety Component		n/a	n/a	85,000
—Performance Component		n/a	n/a	28,333
—Gross Profit Component		n/a	28,333	56,667

Todd F. Ladd	7/24/14
—Pre-tax Earnings Component		87,500	175,000	350,000
—Safety Component		n/a	n/a	87,500
—Performance Component		n/a	n/a	29,167
—Gross Profit Component		n/a	29,167	58,333

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Outstanding Equity Awards at Fiscal Year-End

As of December 31, 2014, our named executive officers had the following outstanding equity awards.

Name	Date of Grant	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Kirk J. Meche	12/01/10 11/30/11 12/07/12 01/01/13 12/06/13	680 2,720 4,080 2,560 8,000	13,185 52,741 79,111 49,638 155,120
Jeffrey Favret	05/13/13	3,200	62,048
	12/06/13	3,200	62,048
Todd F. Ladd	07/01/13	4,000	77,560
	12/06/13	4,000	77,560

(1)	The unvested shares of restricted stock held by the named executive officers will vest as set forth below:

Name	Shares of Restricted Stock	Vesting Schedule
Mr. Meche	680	100% on December 1, 2015
	2,720	50% on November 30, 2015 and on the next anniversary thereof
	4,080	33% on December 7, 2015 and on the next anniversary thereof
	2,560	25% on January 1, 2015 and each of the three subsequent anniversaries thereof
	8,000	25% on December 6, 2015 and each of the three subsequent anniversaries thereof
Mr. Favret	3,200	25% on May 13, 2015 and each of the three subsequent anniversaries thereof
	3,200	25% on December 6, 2015 and each of the three subsequent anniversaries thereof
Mr. Ladd	4,000	25% in July 1, 2015 and each of the three subsequent anniversaries thereof
	4,000	25% on December 6, 2015 and each of the three subsequent anniversaries thereof

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Option Exercises and Stock Vested

The following table sets forth certain information regarding the vesting of restricted stock during the fiscal year ended December 31, 2014 for each of the named executive officers. There were no stock option exercises during 2014.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Kirk J. Meche	7,400	152,317
Jeffrey Favret	1,600	32,944
Todd F. Ladd	2,000	42,720

(1)	Value Realized is determined by reference to the closing market price of the shares of our common stock on the vesting date.

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Potential Payments upon Termination or Change of Control

Pursuant to the terms of our stock incentive plans and the agreements thereunder, in the event of a change of control, all outstanding unvested stock options, if any, will become exercisable and the restrictions on all shares of restricted stock will lapse. Currently, none of our named executive officers hold any unvested options.

Change of Control Agreement—Mr. Meche In January 2014, we entered into a change of control agreement with Mr. Meche. This agreement entitles Mr. Meche to receive additional benefits in the event of the termination of his employment under certain circumstances following a change of control. The agreement provides that if, during the 24-month period following a change of control, the Company or its successor terminates Mr. Meche other than by reason of death, disability or cause, the executive will receive:

•	any accrued but unpaid salary and a pro-rata bonus for the year in which he was terminated;

•

a lump-sum cash payment equal to 2.0 times the sum of (a) Mr. Meche’s base salary in effect at the time of termination and (b) the highest annual bonus awarded to Mr. Meche during the three fiscal years immediately preceding the termination date; and

•

continuation of insurance and welfare benefits until the earlier of (a) December 31 of the first calendar year following the calendar year of the termination or (b) the date Mr. Meche accepts new employment.

Change of Control Agreement—Messrs. Favret and Ladd. In January 2014, we entered into change of control agreements with Mr. Favret and Mr. Ladd. These agreements entitle each executive to receive additional benefits in the event of the termination of his employment under certain circumstances following a change of control. Each agreement provides that if, during the 18-month period following a change of control, the Company or its successor terminates the executive other than by reason of death, disability or cause, the executive will receive:

•	any accrued but unpaid salary and a pro-rata bonus for the year in which he was terminated;

•

a lump-sum cash payment equal to 1.5 times the sum of (a) the executive’s base salary in effect at the time of termination and (b) the highest annual bonus awarded to the executive during the three fiscal years immediately preceding the termination date; and

•

continuation of insurance and welfare benefits until the earlier of (a) December 31 of the first calendar year following the calendar year of the termination or (b) the date the executive accepts new employment.

In addition, all of the above described agreements also provide that if the executive terminates his employment during the respective protected period following a change of control by reason of death, disability or retirement, the Company or its successor shall pay to the executive any accrued but unpaid salary and a pro-rata bonus for the year in which he was terminated. The pro-rata bonus shall be calculated based on the average of the annual bonuses received by the executive in the three most recently completed fiscal years prior to the termination date, and multiplying such amount by the fraction obtained by dividing the number of days in the year through the date of termination of termination by 365. Also, all of the above described agreements provide that any payments under such agreement may be offset by any damages owed to the Company for the executive’s breach of his nondisclosure and proprietary rights covenant contained in such agreement.

The benefits provided under the agreements are in addition to the value of any shares of restricted stock, the vesting of which is accelerated pursuant to the terms of the restricted stock agreement, and any other incentive or similar plan adopted by the Company.

If any part of the payments or benefits received by the executive in connection with a termination following a change of control constitutes an excess parachute payment under Section 4999 of the Internal Revenue Code, the executive will receive the greater of (1) the amount of such payments and benefits reduced so that none of the amount constitutes an excess parachute payment, net of income taxes, or (2) the amount of such payments and benefits, net of income taxes and net of excise taxes under Section 4999 of the Internal Revenue Code.

The following table quantifies the potential payments to our named executive officers under the contracts, arrangements or plans discussed above, for a change of control or termination of employment of each of our named executive officers, assuming a December 31, 2014 termination date, and where applicable, using the closing price of our common stock of $19.39 (as reported on the Nasdaq as of December 31, 2014). The table does not include amounts that may be payable under our 401(k) plan, or amounts that are not accelerated as a result of the termination or change of control, such as accrued salary or pro-rata bonus payments.

Name	Lump Sum Severance Payment	Restricted Stock (Unvested and Accelerated)(1)	Health Benefits	Total
Kirk J. Meche
Termination w/o Cause/For Good Reason after Change of Control (2)	$1,607,822	$349,796	$13,690	$1,971,308
Jeffrey Favret
Termination w/o Cause/For Good Reason after Change of Control (2)	$819,989	$124,096	$13,690	$957,775
Todd F. Ladd
Termination w/o Cause/For Good Reason after Change of Control (2)	$844,107	$155,120	$13,690	$1,012,917

(1)	The restricted stock will vest upon a change of control alone regardless of subsequent termination. The value of the restricted stock that would have vested for each of our named executive officer is based on the closing market price on December 31, 2014.
(2)	Pursuant to the terms of the executive’s change of control agreement, the total payments may be subject to reduction if such payments result in the imposition of an excise tax under Section 280G of the Internal Revenue Code.

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Certain Transactions

In accordance with the provisions of our Audit Committee Charter, any transaction which would require disclosure under Item 404(a) of Regulation S-K of the rules and regulations of the SEC, with respect to a director or executive officer, must be reviewed and approved, or ratified, annually by the Audit Committee of our Board. Any such related party transactions will only be approved or ratified if the Audit Committee determines that such transaction will not impair the involved person’s service to, and exercise of judgment on behalf of, the Company, or otherwise create a conflict of interest that would be detrimental to the Company.

PROPOSAL 2: ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED

EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, requires that we provide our shareholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the rules of the SEC. This vote is not intended to address any specific item of compensation but rather the overall compensation of our named executive officers and our compensation philosophy and practices as disclosed under the “Executive Compensation” section of this proxy statement. This disclosure includes the Compensation Discussion and Analysis and the executive compensation tables and accompanying narrative disclosures.

At last year’s annual meeting, we provided our stockholders with the opportunity to cast a non-binding advisory vote regarding the compensation of our named executive officers as disclosed in our proxy statement for our 2014 annual meeting of stockholders. Our stockholders approved the “say-on-pay” proposal, with approximately 98% of the total votes cast voted for the proposal. We are again asking our stockholders to vote on the following resolution:

RESOLVED, that the shareholders of Gulf Island Fabrication, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Company’s 2015 annual meeting of shareholders pursuant to Item 402 of Regulation S-K of the rules of the Securities and Exchange Commission.

We understand that executive compensation is an important matter for our shareholders. Our core executive compensation philosophy and practice continue to be based on pay for performance, and we believe that our compensation program is strongly aligned with the long-term interests of our shareholders. In considering how to vote on this proposal, we encourage you to review all the relevant information in this proxy statement—our Compensation Discussion and Analysis (including its Executive Summary), the executive compensation tables, and the rest of the narrative disclosures regarding our executive compensation program.

While this advisory vote, commonly referred to as a “say-on-pay” vote, is not binding, our Board and the Compensation Committee value the opinion of our shareholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers. Following the recommendation of our stockholders at our 2011 annual meeting, we will hold a “say-on-pay” vote at each annual meeting until the next required vote of our stockholders regarding the frequency of “say-on-pay.” We invite shareholders who wish to communicate with our Board on executive compensation or any other matters to contact us as provided under “Corporate Governance—Communication with our Board.”

Approval of this proposal requires the affirmative vote of at least a majority of the votes cast at the annual meeting. See “Questions and Answers about the Annual Meeting and Voting.”

Our Board unanimously recommends that you vote to approve the compensation of our named executive officers as disclosed in this proxy statement by voting FOR this proposal.

Audit Committee Report

The Audit Committee of the Board of Directors of Gulf Island Fabrication, Inc. (the “Company”) is composed of five directors and operates under a written charter adopted by the Board of Directors, which is posted on the Company’s website at www.gulfisland.com under Investors—Corporate Governance. The current members of the Audit Committee, Gregory J. Cotter (Chairman), John P. (Jack) Laborde, Michael A. Flick, Michael J. Keeffe and Christopher M Harding are independent as such term is defined under the NASDAQ listing standards.

We review the Company’s financial reporting process on behalf of the Board of Directors. We are responsible for monitoring this process, but we are not responsible for preparing the Company’s financial statements or auditing those financial statements. Those are the responsibilities of management and the Company’s independent registered public accounting firm, respectively.

During 2014, management assessed the effectiveness of the Company’s system of internal control over financial reporting in connection with the Company’s compliance with Section 404 of the Sarbanes-Oxley Act of 2002. We reviewed and discussed with management, PricewaterhouseCoopers LLP (the Company’s internal auditors) and Ernst & Young LLP (“E&Y”) (the Company’s independent registered public accounting firm) management’s report on internal control over financial reporting and E&Y’s report on their audit of the Company’s internal control over financial reporting, both of which are included in the Company’s annual report on Form 10-K for the year ended December 31, 2014.

Appointment of the Company’s Independent Registered Public Accounting Firm; Financial Statement Review

In April 2014, in accordance with the Audit Committee’s charter, we appointed Ernst & Young LLP as the Company’s independent registered public accounting firm for 2014. We have reviewed and discussed the Company’s audited financial statements for the 2014 fiscal year with management and E&Y. Management represented to us that the audited financial statements fairly present, in all material respects, the financial condition, results of operations and cash flows of the Company as of and for the periods presented in the financial statements in accordance with accounting principles generally accepted in the United States, and E&Y provided an audit opinion to the same effect.

We have received from E&Y the written disclosures and the letter required by Rule 3526 of the Public Company Accounting Oversight Board, Communication with Audit Committees Concerning Independence and we have discussed with them their independence from the Company and management. We have also discussed with E&Y the matters required to be discussed by PCAOB Auditing Standard No. 16—Communication with Audit Committees (PCAOB Release No. 2012-004, August 15, 2012), effective pursuant to SEC Release No. 34-68453 (December 17, 2012).

In addition, we discussed with E&Y the overall scope and plans for their audit, and we have met with E&Y and management to discuss the results of E&Y’s examination, E&Y’s understanding and evaluation of the Company’s internal controls as E&Y considered necessary to support its opinion on the financial statements for the 2014 fiscal year, and various factors affecting the overall quality of accounting principles applied in the Company’s financial reporting. E&Y also met with the Audit Committee without management being present to discuss these matters.

In reliance on these reviews and discussions, we recommended to the Board of Directors, and the Board of Directors approved, the inclusion of the audited financial statements referred to above in the Company’s annual report on Form 10-K for the year ended December 31, 2014.

Internal Audit

We also review the Company’s outsourced internal audit function, and discuss with the internal auditors the scope of their audit plan, and have met with the internal auditors to discuss the results of their reviews, their review of management’s documentation, testing and evaluation of the Company’s system of internal control over financial reporting, any difficulties or disputes with management encountered during the course of their reviews and other matters relating to the internal audit process. The internal auditors were also given the opportunity to meet with the Audit Committee without management being present to discuss these matters.

Dated: March 16, 2015

The Audit Committee:

Gregory J. Cotter, Chairman	John P. Laborde	Michael A. Flick	Christopher M. Harding	Michael J. Keeffe

Independent Registered Public Accounting Firm

Fees and Related Disclosures for Accounting Services

The following table discloses fees billed to us for services provided by our independent registered public accounting firm, Ernst & Young LLP, for each of the last two fiscal years:

	2014	2013
Audit Fees	$660,497	$425,624
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

The Audit Committee has considered and determined that the provision of the above services is compatible with maintaining the independence of our independent registered public accounting firm.

Pre-Approval Policies and Procedures. The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm. The Audit Committee will generally pre-approve a list of specific services and categories of services, including audit, audit-related and tax services, for the upcoming or current fiscal year, subject to a specified cost level. Any service that is not included in the approved list of services must be separately pre-approved by the Audit Committee in increments of $10,000. In addition, if fees for any service exceed the amount that has been pre-approved, then payment of additional fees for such service must be specifically pre-approved by the Audit Committee.

At each regularly-scheduled Audit Committee meeting, management updates the Audit Committee on the scope and anticipated cost of any service pre-approved by the Audit Committee since the last meeting of the Audit Committee, as well as the projected fees for each service or group of services being provided by our independent registered public accounting firm.

Since the May 6, 2003 effective date of the SEC rules stating that an auditor is not independent of an audit client if the services it provides to the client are not appropriately approved, each service provided by our independent registered public accounting firm was approved in advance by the Audit Committee, and none of those services required use of the de minimis exception to the pre-approval requirement contained in the SEC’s rules.

PROPOSAL 3: RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP has served as our independent registered public accounting firm providing auditing and financial services since their engagement in 1997. Our Board has ratified the decision of the Audit Committee to appoint Ernst & Young LLP to serve as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2014. Although we are not required to seek shareholder approval of this appointment, we have decided to do so. No determination has been made as to what action the Audit Committee and our Board would take if our shareholders fail to ratify the appointment. Even if the appointment is ratified, the Audit Committee retains discretion to appoint a new independent registered public accounting firm at any time if the Audit Committee concludes such a change would be in the best interests of the Company. We expect that representatives of Ernst & Young LLP will be present at the annual meeting and will have the opportunity to make a statement if they desire to do so. They will also be available to respond to appropriate questions.

Approval of this proposal requires the affirmative vote of at least a majority of the votes cast at the annual meeting. See “Questions and Answers about the Annual Meeting and Voting.”

Our Board unanimously recommends that you vote for the ratification of the appointment of our independent registered public accounting firm.

PROPOSAL 4: APPROVAL OF THE

GULF ISLAND FABRICATION, INC. 2015 STOCK INCENTIVE PLAN

General

Our Board believes that our growth depends upon the efforts of our officers, directors, employees, consultants, and advisors and that the proposed Gulf Island Fabrication, Inc. 2015 Stock Incentive Plan (the 2015 Plan) will provide an effective means of attracting and retaining qualified key personnel while encouraging long-term focus on maximizing shareholder value. The 2015 Plan has been adopted by the Board, subject to approval by our shareholders at the Annual Meeting. The principal features of the 2015 Plan are summarized below. This summary is qualified in its entirety, however, by reference to the 2015 Plan, which is attached to this Proxy Statement as Appendix A.

Purpose of the Proposal

We believe that providing officers, directors, employees, consultants and advisors with a proprietary interest in the growth and performance of our company is crucial to stimulating individual performance while at the same time enhancing shareholder value. We also believe that a significant portion of a named executive officer’s compensation should be directly linked to our performance.

We currently grant annual long-term incentive awards to our key employees under our Long-Term Incentive Plan, 2002 Long-Term Incentive Plan, and 2011 Stock Incentive Plan. As of December 31, 2014, approximately 543,000 shares of common stock remained available for grant under these plans. As discussed in the CD&A, during 2014 the Compensation Committee of the Board (the Committee) approved a new long-term incentive program under which we will grant a performance-based award to our executives in addition to the time-based award historically granted. At is meeting on February 25, 2015, the Committee approved long-term incentive awards for 2015. However, as there were limited shares remaining available for grant under our long-term incentive plans, the performance awards granted for 2015 were conditioned on our shareholders’ approval of the 2015 Stock Incentive Plan at the annual meeting. Following the February 2015 grants, there were only 344,167 shares of common stock remained available for grant under the plans.

We believe that adoption of a new plan is necessary to provide the Company with the continued ability to attract, retain, and motivate key personnel in a manner tied to the interests of shareholders. We anticipate that the shares reserved for issuance under the 2015 Plan, along with the shares remaining available for issuance under our other long-term incentive plans, will be sufficient to meet our needs for approximately three years.

If the 2015 Plan is not approved by our shareholders, we will not be able to support the long-term incentive program approved by the Committee and we may be required to revise the program to reduce the equity awards and increase significantly the cash component of our executive compensation program in order to remain competitive and adequately compensate our employees. Replacing equity awards with cash awards would not only misalign our executive and shareholder interests, it would also increase cash compensation expense and use cash that could be reinvested in our business.

Best Practice Provisions in the 2015 Plan

The 2015 Plan has several provisions designed to protect shareholder interests and promote effective corporate governance, including the following:

•

the 2015 Plan prohibits granting stock options and stock appreciation rights with an exercise price less than the fair market value of a share of stock on the date of grant, or repricing such incentives without shareholder approval;

•

all time-based awards, including stock options and stock appreciation rights, are subject to a minimum three-year vesting requirement with incremental vesting permitted, provided that no such award may be scheduled to vest prior to the first anniversary of the date of grant (except that up to 50,000 shares of Company stock, or 5% of the shares available under the Stock Plan, may be granted without compliance with these minimum vesting conditions;

•	payment of dividends or dividend equivalents on performance-based awards is conditioned on achievement of the same performance goals as the underlying award;

•	the 2015 Plan contains limitations on grants to individual participants (including directors) in a given calendar year;

•

the 2015 Plan prohibits the recycling of shares tendered or withheld for value (specifically, shares tendered in payment of the exercise price of a stock option, shares covered by, but not issued in settlement of, stock-settled stock appreciation rights, shares delivered or withheld to satisfy a tax withholding obligation, or shares repurchased on the open market with option proceeds);

•	participants holding stock option or stock appreciation right do not receive dividend equivalents for any period prior to the exercise of the award;

•	equity awards granted under the 2015 Plan will not automatically vest upon a change of control under the terms of the plan;

•	material amendments to the 2015 Plan require shareholder approval; and

•	awards under the 2015 Plan are administered by the Compensation Committee, an independent committee of our Board.

While we believe that employee equity ownership is a significant contributing factor in achieving superior corporate performance, we recognize that increasing the number of available shares under incentive plans may potentially dilute the equity ownership of our current shareholders. We strive to maintain an appropriate balance between our equity incentive program and shareholder concerns regarding dilution. Accordingly, the shares available under the proposed 2015 Plan, along with the shares remaining available under our current stock incentive plans and shares that could be issued pursuant to outstanding awards, amount to approximately 9.2% of our fully-diluted common stock outstanding (assuming vesting of all outstanding restricted stock units and issuance of all shares available under our long-term incentive plans). We believe that the 2015 Plan will be integral to our continued ability to attract, retain, and motivate key personnel and Board members in a manner aligned with the interests of shareholders.

Terms of the 2015 Plan

Administration of the 2015 Plan. The Committee will generally administer the 2015 Plan, and has the authority to make awards under the 2015 Plan, including setting the terms of the awards. The Committee will also generally have the authority to interpret the 2015 Plan, to establish any rules or regulations relating to the 2015 Plan that it determines to be appropriate, and to make any other determination that it believes necessary or advisable for proper administration of the 2015 Plan. Subject to the limitations specified in the 2015 Plan, the Committee may delegate its authority to appropriate officers of our Company with respect to grants to employees or consultants who are not subject to Section 16 of Exchange Act or Section 162(m) of the Internal Revenue Code (the Code).

Eligibility. Key employees, officers, and directors of the Company and our consultants or advisors will be eligible to receive awards (Incentives) under the 2015 Plan. We anticipate that three officers and approximately 70 employees will be eligible to receive Incentives under the 2015 Plan, all of whom participate in our current long-term incentive plans. In addition, we currently have eight non-employee directors (Outside Directors), who are eligible to receive awards under the 2015 Plan. Incentives under the 2015 Plan may be granted in any one or a combination of the following forms: incentive stock options under Section 422 of the Code, non-qualified stock options, restricted stock, restricted stock units, stock appreciation rights, and other stock-based awards. Each of these types of Incentives is discussed in more detail in “Types of Incentives” below.

Shares Issuable through the 2015 Plan. A total of 1,000,000 shares of our common stock are authorized for issuance under the 2015 Plan, representing approximately 6.9% of the outstanding shares of the Company’s common stock. The closing price of a share of our common stock, as quoted on the Nasdaq on March 2, 2015, was $14.50.

Limitations and Adjustments to Shares Issuable under the 2015 Plan. Incentives relating to no more than 200,000 shares of our common stock may be granted to a single participant in any fiscal year, except that Outside Director may be granted Incentives with respect to no more than 25,000 shares per fiscal year. Incentives granted under the 2015 Plan must be made subject to the following minimum vesting periods. For service- or time-based awards, a three-year vesting period is required, with incremental vesting of portions of the award permitted (provided, however, that no portion of the award may be scheduled to vest prior to the first anniversary of the date of grant). For performance-based awards, a one-year vesting period is required. The minimum vesting requirements do not apply to awards with respect to 50,000 shares. The maximum number of shares that may be issued upon exercise of options intended to qualify as incentive stock options under the Code is 1,000,000.

For purposes of determining the maximum number of shares of common stock available for delivery under the 2015 Plan, shares that are not delivered because an Incentive is forfeited, canceled, or settled in cash will not be deemed to have been delivered under the 2015 Plan. With respect to stock appreciation rights paid in shares, all shares to which the stock appreciation rights relate are counted against the 2015 Plan limits, rather than the net number of shares delivered upon exercise of the stock appreciation rights. Shares awarded under the 2015 Plan that were tendered in payment of the exercise of a stock option or in payment of taxes due in connection with an Incentive, as well as shares purchased on the open market with option proceeds, will not be available again for issuance or delivery under the 2015 Plan.

Proportionate adjustments will be made to all of the share limitations provided in the 2015 Plan, including shares subject to outstanding Incentives, in the event of any recapitalization, reclassification, stock dividend, stock split, combination of shares, or other change in the shares of common stock, and the terms of any Incentive will be adjusted to the extent appropriate to provide participants with the same relative rights before and after the occurrence of any such event.

Amendments to the 2015 Plan. The Board may amend or discontinue the 2015 Plan at any time. However, our shareholders must approve any amendment to the 2015 Plan that would:

•	materially increase the benefits accruing to participants,

•	materially increase the number of shares of common stock that may be issued through the 2015 Plan,

•	materially expand the classes of persons eligible to participate,

•	expand the types of awards available for grant,

•	materially extend the term of the 2015 Plan,

•	materially reduce the price at which common stock may be offered through the 2015 Plan, or

•	permit the repricing of an option or stock appreciation right.

Duration of the 2015 Plan. No Incentives may be granted under the 2015 Plan after April 23, 2025.

Types of Incentives. Each of the types of Incentives that may be granted under the 2015 Plan is described below:

Stock Options. A stock option is a right to purchase shares of common stock from the Company. The Committee will determine the number and exercise price of the options, provided that the option exercise price may not be less than the fair market value of a share of common stock on the date of grant, except for an option granted in substitution of an outstanding award in an acquisition transaction. In addition, the Committee will determine the time or times that the options become exercisable, provided that options are subject to the minimum vesting requirements and exceptions described above. The term of an option will also be determined by the Committee, but may not exceed ten years. The Committee may accelerate the exercisability of any stock option at any time. As noted above, the Committee may not, without the prior approval of our shareholders, decrease the exercise price for any outstanding option after the date of grant. In addition, an outstanding option may not, as of any date that the option has a per share exercise price that is greater than the then current fair market value of a share of common stock, be surrendered to us as consideration for the grant of a new option with a lower exercise price, another Incentive, a cash payment, or shares of common stock, unless approved by our company’s shareholders. Incentive stock options will be subject to certain additional requirements necessary in order to qualify as incentive stock options under Section 422 of the Code.

The option exercise price may be paid in cash; by check; in shares of common stock; through a “cashless” exercise arrangement with a broker approved by our Company; if approved by the Committee, through a net exercise procedure; or in any other manner authorized by the Committee. Subject to the restrictions provided in the agreement and the 2015 Plan, a participant receiving options has no rights of a shareholder, including the right to receive dividends, until shares of common stock are issued to the participant as a result of the participant’s exercise of his options.

Restricted Stock. The Committee may grant shares of common stock subject to restrictions on sale, pledge, or other transfer by the recipient for a certain restricted period. Restricted stock awards are subject to the minimum vesting requirements and exceptions described above. All shares of restricted stock will be subject to such restrictions as the Committee may provide in an agreement with the participant, including provisions that may obligate the participant to forfeit the shares to us in the event of termination of employment or if specified performance goals or targets are not met. Subject to restrictions provided in the participant’s incentive agreement and the 2015 Plan, a participant receiving restricted stock shall have all of the rights of a shareholder as to such shares, including the right to receive dividends if provided for in the agreement. Notwithstanding the previous sentence, if the vesting of the restricted stock is based upon the attainment of performance goals, any and all cash and stock dividends paid with respect to the shares of restricted stock will be subject to attainment of the performance goals as applicable to the underlying shares of restricted stock.

Restricted Stock Units. A restricted stock unit, or RSU, represents the right to receive from the Company one share of common stock on a specific future vesting or payment date. Restricted stock units are subject to the minimum vesting requirements and exceptions described above. All RSUs will be subject to such other restrictions as the Committee may provide in an agreement with the participant, including provisions which may obligate the participant to forfeit the units in the event of termination of employment or if specified performance goals or targets are not met. Subject to the restrictions provided in the agreement and the 2015 Plan, a participant receiving RSUs has no rights of a shareholder until shares of common stock are issued to the participant. Restricted stock units may be granted with dividend equivalent rights (provided, however, that if the vesting of the restricted stock units is based upon the attainment of performance goals, any and all dividend equivalent rights with respect to the restricted stock units will be subject to the attainment of the performance goals applicable to the underlying restricted stock units).

Stock Appreciation Rights. A stock appreciation right, or SAR, is a right to receive, without payment to the Company, a number of shares of common stock determined by dividing the product of the number of shares as to which the SAR is exercised and the amount of the appreciation in each share by the fair market value of a share on the date of exercise of the right. The Committee will determine the base price used to measure share appreciation, whether the right may be paid in cash, and the number and term of SARs, provided that the term of a SAR may not exceed ten years. SARs are subject to the minimum vesting requirements and exceptions described above. The Committee may accelerate the exercisability of any SAR at any time. The 2015 Plan restricts decreases in the base price and certain exchanges of SARs on terms similar to the restrictions described above for options. Subject to the restrictions provided in the agreement and the 2015 Plan, a participant receiving SARs has no rights of a shareholder, including the right to receive dividends, until shares of common stock are issued to the participant as a result of the participant’s exercise of his SARs.

Other Stock-Based Awards. The 2015 Plan also permits the Committee to grant to participants awards of shares of common stock and other awards that are denominated in, payable in, valued in whole or in part by reference to, or are otherwise based on the value of, or the appreciation in value of, shares of common stock (other stock-based awards). The Committee has discretion to determine the times at which such awards are to be made, the size of such awards, the form of payment, and all other conditions of such awards, including any restrictions, deferral periods, or performance requirements. Other stock-based awards are subject to the minimum vesting requirements and exceptions described above.

Performance Goals for Section 162(m) Awards. Performance-based compensation does not count toward the $1 million limit on our Company’s federal income tax deduction for compensation paid to its most highly compensated executive officers. Grants of restricted stock, restricted stock units, or other stock-based awards that we intend to qualify as performance-based compensation under Section 162(m) must be made subject to the achievement of pre-established performance goals. The pre-established performance goals, as provided in the 2015 Plan, will be based upon any or a combination of the following criteria relating to our Company or one or more of our divisions or subsidiaries: earnings per share, return on assets, an economic value added measure, shareholder return, earnings, stock price, return on equity, return on total capital, safety performance, reduction of expenses or increase in cash flow. For any performance period, the performance goals may be measured on an absolute basis or relative to a group of peer companies selected by the Committee, relative to internal goals or industry benchmarks, or relative to levels attained in prior years. Performance measurements may be adjusted as specified under the 2015 Plan.

Our Committee has authority to use different targets from time to time within the realm of the 2015 Plan’s performance goals as listed above. The regulations under Section 162(m) require that the material terms of the performance goals be reapproved by our shareholders every five years. To qualify as performance-based compensation, grants of restricted stock, restricted stock units and other stock-based awards will be required to satisfy the other applicable requirements of Section 162(m).

Termination of Employment. In the event that a participant ceases to be an employee of the Company or to provide services to the Company for any reason, including death, disability, early retirement, or normal retirement, any Incentives may be exercised, shall vest, or shall expire at such times as may be determined by the Committee and as provided in the applicable incentive agreement.

Change of Control. If there has been a change of control of our Company, as defined in the 2015 Plan, and within one year following the change of control a participant’s employment is terminated by the Company without cause or by the participant with good reason, as defined in the 2015 plan or in an incentive agreement, all outstanding Incentives granted to the participant pursuant to the 2015 Plan shall automatically become fully vested and exercisable, all restrictions or limitations on any Incentives shall lapse, and all performance criteria and other conditions relating to the payment of Incentives shall be deemed to be achieved or waived at the target level by the Company without the necessity of action by any person.

In addition, upon a change of control our Committee will have the authority to take a variety of actions regarding outstanding Incentives. Within certain time periods and under certain conditions, our Committee may:

•	require that all exercisable Incentives be exercised by a certain date;

•

require the surrender to our Company of some or all exercisable Incentives in exchange for a stock or cash payment for each Incentive equal in value to the per share change of control value, calculated as described in the 2015 Plan, over the exercise or base price;

•	make any equitable adjustment to outstanding Incentives as the Committee deems necessary to reflect our corporate changes; or

•

provide that an Incentive shall become an Incentive relating to the number and class of shares of stock or other securities or property (including cash) to which the participant would have been entitled in connection with the change of control transaction if the participant had been a shareholder.

Transferability of Incentives. No Incentives granted under the 2015 Plan may be transferred, pledged, assigned or otherwise encumbered by a participant except: (a) by will; (b) by the laws of descent and distribution; (c) if permitted by the Committee, pursuant to a domestic relations order, as defined in the Code; or (d) as to options only, if permitted by the Committee and so provided in the relevant incentive agreement, to immediate family members or to a partnership, limited liability company or trust for which the sole owners, members or beneficiaries are the participant or immediate family members.

Tax Withholding. We may withhold from any payments or stock issuances under the 2015 Plan, or collect as a condition of payment, any taxes required by law to be withheld. The participant may, but is not required to, satisfy his or her withholding tax obligation by electing to deliver currently owned shares of common stock, or to have our Company withhold from the shares the participant would otherwise receive, shares, in either case having a value equal to the minimum amount required to be withheld. This election must be made prior to the date on which the amount of tax to be withheld is determined, and for participants who are not subject to Section 16 of the Exchange Act, is subject to the committee’s right of disapproval.

Purchase of Incentives. The Committee may approve the purchase by our Company of an unexercised or unvested stock option from the holder by mutual agreement, provided that the repurchase does not constitute a repricing without shareholder approval.

Federal Income Tax Consequences

The federal income tax consequences related to the issuance of the different types of Incentives that may be awarded under the 2015 Plan are summarized below. Participants who are granted Incentives under the 2015 Plan should consult their own tax advisors to determine the tax consequences based on their particular circumstances.

Stock Options. A participant who is granted a stock option normally will not realize any income, nor will our Company normally receive any deduction for federal income tax purposes, in the year the option is granted.

When a non-qualified stock option granted through the 2015 Plan is exercised, the participant will realize ordinary income measured by the difference between the aggregate purchase price of the shares acquired and the aggregate fair market value of the shares acquired on the exercise date and, subject to the limitations of Section 162(m) of the Code, we will be entitled to a deduction in the year the option is exercised equal to the amount the participant is required to treat as ordinary income.

An employee generally will not recognize any income upon the exercise of any incentive stock option, but the excess of the fair market value of the shares at the time of exercise over the option price will be an item of tax preference, which may, depending on particular factors relating to the employee, subject the employee to the alternative minimum tax imposed by Section 55 of the Code. The alternative minimum tax is imposed in addition to the federal individual income tax, and it is intended to ensure that individual taxpayers do not completely avoid federal income tax by using preference items. An employee will recognize capital gain or loss in the amount of the difference between the exercise price and the sale price on the sale or exchange of stock acquired pursuant to the exercise of an incentive stock option, provided the employee does not dispose of such stock within two years from the date of grant and one year from the date of exercise of the incentive stock option (the holding periods). An employee disposing of such shares before the expiration of the holding periods will recognize ordinary income generally equal to the difference between the option price and the fair market value of the stock on the date of exercise. The remaining gain, if any, will be capital gain. Our Company will not be entitled to a federal income tax deduction in connection with the exercise of an incentive stock option, except where the employee disposes of the shares received upon exercise before the expiration of the holding periods.

If the exercise price of a non-qualified option is paid by the surrender of previously owned shares, the basis and the holding period of the previously owned shares carry over to the same number of shares received in exchange for the previously owned shares. The compensation income recognized on exercise of these options is added to the basis of the shares received. If the exercised option is an incentive stock option and the shares surrendered were acquired through the exercise of an incentive stock option and have not been held for the holding periods, the optionee will recognize income on such exchange, and the basis of the shares received will be equal to the fair market value of the shares surrendered. If the applicable holding period has been met on the date of exercise, there will be no income recognition and the basis and the holding period of the previously owned shares will carry over to the same number of shares received in exchange, and the remaining shares will begin a new holding period and have a zero basis.

Restricted Stock. Unless the participant makes an election to accelerate recognition of the income to the date of grant (as described below), the participant will not recognize income, and we will not be allowed a tax deduction, at the time the restricted stock award is granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the shares as of that date, and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Section 162(m) of the Code. If the participant files an election under Section 83(b) of the Code within 30 days of the date of grant of restricted stock, the participant will recognize ordinary income as of the date of the grant equal to the fair market value of the stock as of that date, and our company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. If the stock is later forfeited, however, the participant will not be able to recover the tax previously paid pursuant to a Section 83(b) election.

Restricted Stock Units. A participant will not be deemed to have received taxable income upon the grant of restricted stock units. The participant will be deemed to have received taxable ordinary income at such time as shares are distributed with respect to the restricted stock units in an amount equal to the fair market value of the shares distributed to the participant. Upon the distribution of shares to a participant with respect to restricted stock units, we will ordinarily be entitled to a deduction for federal income tax purposes in an amount equal to the taxable ordinary income of the participant, subject to any applicable limitations under Section 162(m) of the Code. The basis of the shares received will equal the amount of taxable ordinary income recognized by the participant upon receipt of such shares.

Stock Appreciation Rights. Generally, a participant who is granted a stock appreciation right under the 2015 Plan will not recognize any taxable income at the time of the grant. The participant will recognize ordinary income upon exercise equal to the amount of cash or the fair market value of the stock received on the day it is received.

In general, there are no federal income tax deductions allowed to our company upon the grant of stock appreciation rights. Upon the exercise of the stock appreciation right, however, we will be entitled to a deduction equal to the amount of ordinary income that the participant is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under Section 162(m).

Other Stock-Based Awards. Generally, a participant who is granted another stock-based award under the 2015 Plan will recognize ordinary income at the time the cash or shares of common stock associated with the award are received. If stock is received, the ordinary income will be equal to the excess of the fair market value of the stock received over any amount paid by the participant in exchange for the stock.

In the year that the participant recognizes ordinary taxable income in respect of such award, we will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the participant is required to recognize, provided that the deduction is not otherwise disallowed under Section 162(m).

Section 409A. If any Incentive constitutes non-qualified deferred compensation under Section 409A of the Code, it will be necessary that the Incentive be structured to comply with Section 409A of the Code to avoid the imposition of additional tax, penalties, and interest on the participant.

Tax Consequences of a Change of Control. If, in connection with a termination following a change of control of our company, the exercisability, vesting or payout of an Incentive is accelerated, any excess on the date of the change of control of the fair market value of the shares or cash issued under accelerated Incentives over the purchase price of such shares, if any, may be characterized as “parachute payments” (within the meaning of Section 280G of the Code) if the sum of such amounts and any other such contingent payments received by the employee exceeds an amount equal to three times the “base amount” for such employee. The base amount generally is the average of the annual compensation of the employee for the five years preceding such change in ownership or control. An “excess parachute payment,” with respect to any employee, is the excess of the parachute payments to such person, in the aggregate, over and above such person’s base amount. If the amounts received by an employee upon a change of control are characterized as parachute payments, the employee will be subject to a 20% excise tax on the excess parachute payment and we will be denied any deduction with respect to such excess parachute payment.

The foregoing discussion summarizes the federal income tax consequences of Incentives that may be granted under the 2015 Plan based on current provisions of the Code, which are subject to change. This summary does not cover any foreign, state or local tax consequences.

Equity Compensation Plan Information as of December 31, 2014

The following table provides information about our shares of common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of December 31, 2014.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	0		N/A	344,167
Equity compensation plans not approved by security holders	0			0

Total	0	(1)		344,167	(2)

(1)	There were no outstanding options as of December 31, 2014. As of December 31, 2014, the Company had 305,034 unvested shares of restricted stock and unvested restricted stock units outstanding under its long-term incentive plans.
(2)	As of December 31, 2014, there were 445,629 shares remaining available for issuance under the 2011 Stock Incentive Plan, 75,669 shares remaining available under the 2002 Long-Term Incentive Plan and 21,903 shares remaining available under the Long-Term Incentive Plan, all of which could be issued under the terms of the plans upon the exercise of stock options or stock appreciation rights, or in the form of restricted stock, restricted stock units or other stock-based awards.

Equity Compensation Plan Information as of March 16, 2015

As of March 2, 2015, there are 344,167 shares of common stock remaining available for future issuance under our long-term incentive plans to our officers, employees and consultants. However, as noted above, if the proposed 2015 Plan is approved, 1,000,000 additional shares will be available for future grants to our officers, directors, employees, and consultants. In addition, since December 31, 2014, our outstanding equity awards have changed due to the grants made under our long-term incentive program and forfeitures of outstanding awards. In particular, as of March 2, 2015, we had 305,034 unvested shares of restricted stock and RSUs outstanding, with average grant date fair value of $4,422,973.

Vote Required

The affirmative vote of the holders of at least a majority of the shares present in person or represented by proxy at the annual meeting will be required to approve the 2015 Plan.

The Board of Directors unanimously recommends a vote FOR the approval of our proposed 2015 Stock Incentive Plan.

By Order of the Board of Directors

JEFFREY M. FAVRET
Secretary

Houston, Texas

March 16, 2015

APPENDIX A

GULF ISLAND FABRICATION, INC.

2015 STOCK INCENTIVE PLAN

1. Purpose. The purpose of the Gulf Island Fabrication, Inc. 2015 Stock Incentive Plan (the “Plan”) is to increase shareholder value and to advance the interests of Gulf Island Fabrication, Inc. (“Gulf Island”) and its subsidiaries (collectively with Gulf Island, the “Company”) by furnishing stock-based economic incentives (the “Incentives”) designed to attract, retain, reward and motivate key employees, officers and directors of the Company and consultants and advisors to the Company and to strengthen the mutuality of interests between service providers and Gulf Island’s shareholders. Incentives consist of opportunities to purchase or receive shares of Common Stock, no par value per share, of Gulf Island (“Common Stock”) or cash valued in relation to Common Stock, on terms determined under the Plan. As used in the Plan, the term “subsidiary” means any corporation, limited liability company or other entity, of which Gulf Island owns (directly or indirectly) within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended (the “Code”), 50% or more of the total combined voting power of all classes of stock, membership interests, or other equity interests issued thereby.

2. Administration.

2.1. Composition. The Plan shall generally be administered by the Compensation Committee (the “Committee”) of the Board of Directors of Gulf Island (the “Board”). The Committee shall consist of not fewer than two members of the Board, each of whom shall (a) qualify as a “non-employee director” under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “1934 Act”) or any successor rule and (b) qualify as an “outside director” under Section 162(m) of the Code (“Section 162(m)”).

2.2. Authority. The Committee shall have plenary authority to administer the Plan, including awarding Incentives under the Plan and entering into agreements with, or providing notices to, participants as to the terms of the Incentives (the “Incentive Agreements”). Specifically, the Committee shall have full and final authority and discretion over the Plan and any Incentives granted under it, including, but not limited to, the right, power, and authority to: (a) determine the persons to whom Incentives will be granted under Section 3 and the time at which such Incentives will be granted; (b) subject to Section 6.6, determine the terms, provisions, and conditions of Incentives (including, if applicable, the number of shares of Common Stock covered by an Incentive), which need not be identical and need not match any default terms set forth in the Plan, and amend or modify any outstanding Incentives; (c) correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Incentive in the manner and to the extent it deems necessary or desirable to further the Plan’s objectives; (d) establish, amend, and rescind any rules or regulations relating to the administration of the Plan that it determines to be appropriate; (e) resolve all questions of interpretation or application of the Plan or Incentives granted under the Plan; and (f) make any other determination that it believes necessary or advisable for the proper administration of the Plan. Committee decisions in matters relating to the Plan shall be final, binding, and conclusive on all persons, including, but not limited to, the Company, its shareholders, and Plan participants. The Committee may delegate its authority hereunder to the extent provided in Section 3.

3. Eligible Participants. Key employees, officers and directors of the Company and persons providing services as consultants or advisors to the Company shall become eligible to receive Incentives under the Plan when designated by the Committee. With respect to participants not subject to Section 16 of the 1934 Act or Section 162(m) of the Code, the Committee may delegate to appropriate officers of the Company its authority to designate participants, to determine the size and type of Incentives to be received by those participants and to set and modify the terms of such Incentives; provided, however, that the resolution so authorizing any such officer shall specify the total number of Incentives such officer may so award and such actions shall be treated for all purposes as if taken by the Committee, and provided further that the per share exercise price of any options granted by an officer, rather than by the Committee, shall be equal to the Fair Market Value (as defined in Section 12.11) of a share of Common Stock on the later of the date of grant or the date the participant’s employment with or service to the Company commences.

4. Types of Incentives. Incentives may be granted under the Plan to eligible participants in the forms of (a) incentive stock options, (b) non-qualified stock options, (c) restricted stock, (d) restricted stock units (“RSUs”), (e) stock appreciation rights (“SARs”) and (f) Other Stock-Based Awards (as defined in Section 10).

5. Shares Subject to the Plan.

5.1. Number of Shares. Subject to adjustment as provided in Section 12.5, the maximum number of shares of Common Stock that may be delivered to participants and their permitted transferees under the Plan shall be 1,000,000 shares.

5.2. Share Counting. Any shares of Common Stock subject to an Incentive that is subsequently canceled, forfeited, or expires prior to exercise or realization, whether in full or in part, shall be available again for issuance or delivery under the Plan. Notwithstanding the foregoing, shares subject to an Incentive under the Plan shall not be available again for issuance or delivery under the Plan if such shares were (a) tendered in payment of the exercise price of a stock option; (b) covered by, but not issued upon settlement of, stock-settled SARs; (c) delivered to, or withheld by, the Company to satisfy any tax withholding obligation, or (d) purchased on the open market with option proceeds. If an Incentive, by its terms, may only be settled in cash, then the grant, vesting, payout, settlement, or forfeiture of such Incentive shall have no impact on the number of shares available for grant under the Plan.

5.3. Limitations on Awards. Subject to adjustment as provided in Section 12.5, the following additional limitations are imposed under the Plan:

(i) The maximum number of shares of Common Stock that may be issued upon exercise of stock options intended to qualify as incentive stock options under Section 422 of the Code shall be 1,000,000 shares.

(ii) The maximum number of shares of Common Stock (including stock options and SARs) that may be granted to any one officer, employee, consultant, or advisor during any one calendar year shall be 200,000, not including any Incentives covered by the limitations of Section 5.3(e). This provision shall be construed in a manner consistent with Section 162(m).

(iii) Incentives with respect to an aggregate of 50,000 shares of Common Stock may be granted under the Plan to officers, directors, employees, consultants, or advisors without compliance with the minimum vesting periods or exceptions provided in Sections 6.3, 7.2, 8.2, 9.3 and 10.2.

(iv) Each director who is not an employee of the Company may be granted Incentives with respect to no more than 25,000 shares of Common Stock each fiscal year.

(v) The maximum value of an Other Stock-Based Award that is valued in dollars rather than in shares of Common Stock (whether or not paid in Common Stock) scheduled to be paid out to any one officer, employee, consultant, or advisor during any one calendar year shall be $3,000,000.

5.4. Type of Common Stock. Common Stock issued under the Plan may be authorized and unissued shares or issued shares held as treasury shares.

6. Stock Options. A stock option is a right to purchase shares of Common Stock from Gulf Island. Stock options granted under the Plan may be incentive stock options (as such term is defined in Section 422 of the Code) or non-qualified stock options. Any option that is designated as a non-qualified stock option shall not be treated as an incentive stock option. Each stock option granted by the Committee under this Plan shall be subject to the following terms and conditions:

6.1. Price. The exercise price per share shall be determined by the Committee, subject to adjustment under Section 12.5; provided that in no event shall the exercise price be less than the Fair Market Value (as defined in Section 12.11) of a share of Common Stock on the date of grant, except in the case of a stock option granted in assumption of or substitution for an outstanding award of a company acquired by the Company or with which the Company combines.

6.2. Number. The number of shares of Common Stock subject to the option shall be determined by the Committee, subject to Section 5 and subject to adjustment as provided in Section 12.5.

6.3. Duration and Time for Exercise. The term of each stock option shall be determined by the Committee, but shall not exceed a maximum term of ten years. Each stock option shall become exercisable at such time or times during its term as shall be determined by the Committee; provided that, except as provided in Section 5.3(c), stock option awards shall not become fully exercisable prior to the third anniversary of the date of grant with incremental vesting of portions of the award over the three-year period permitted (provided, however, that no portion of the award may become exercisable prior to the first anniversary of the date of grant). Notwithstanding the foregoing, the Committee may accelerate the exercisability of any stock option (1) as provided under Section 12.3 in the event of termination of employment under the circumstances provided in the Incentive Agreement, and (2) as described in Section 12.10 in connection with a Change of Control.

6.4. Repurchase. Upon approval of the Committee, the Company may repurchase a previously granted stock option from a participant by mutual agreement before such option has been exercised by payment to the participant of the amount per share by which: (a) the Fair Market Value (as defined in Section 12.11) of the Common Stock subject to the option on the business day immediately preceding the date of purchase exceeds (b) the exercise price, or by payment of such other mutually agreed upon amount; provided, however, that no such repurchase shall be permitted if prohibited by Section 6.6.

6.5. Manner of Exercise. A stock option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased. The exercise notice shall be accompanied by the full purchase price for such shares. The option price shall be payable in United States dollars and may be paid (a) in cash; (b) by check; (c) by delivery of or attestation of ownership of shares of Common Stock, which shares shall be valued for this purpose at the Fair Market Value on the business day immediately preceding the date such option is exercised; (d) by delivery of irrevocable written instructions to a broker approved by the Company (with a copy to the Company) to immediately sell a portion of the shares, issuable under the option and to deliver promptly to the Company the amount of sale proceeds (or loan proceeds if the broker lends funds to the participant for delivery to the Company) to pay the exercise price; (e) if approved by the Committee, through a net exercise procedure whereby the optionee surrenders the option in exchange for that number of shares of Common Stock with an aggregate Fair Market Value equal to the difference between the aggregate exercise price of the options being surrendered and the aggregate Fair Market Value of the shares of Common Stock subject to the option; or (f) in such other manner as may be authorized from time to time by the Committee.

6.6. Repricing. Except for adjustments pursuant to Section 12.5 or actions permitted to be taken by the Committee under Section 12.10(c) in the event of a Change of Control, unless approved by the shareholders of the Company, (a) the exercise or base price for any outstanding option or SAR granted under this Plan may not be decreased after the date of grant and (b) an outstanding option or SAR that has been granted under this Plan may not, as of any date that such option or SAR has a per share exercise price that is greater than the then current Fair Market Value of a share of Common Stock, be surrendered to the Company as consideration for the grant of a new option or SAR with a lower exercise price, shares of restricted stock, RSUs, an Other Stock-Based Award, a cash payment or Common Stock.

6.7. No Dividend Equivalent Rights. A participant receiving a stock option shall not be entitled to any dividend equivalent rights for any period of time prior to exercise of the stock option.

6.8. Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options that are intended to qualify as incentive stock options (as such term is defined in Section 422 of the Code):

(i) Any incentive stock option agreement authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain or be deemed to contain all provisions required in order to qualify the options as incentive stock options.

(ii) All incentive stock options must be granted within ten years from the date on which this Plan is adopted by the Board.

(iii) No incentive stock options shall be granted to any non-employee or to any participant who, at the time such option is granted, would own (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation.

(iv) The aggregate Fair Market Value (determined with respect to each incentive stock option as of the time such incentive stock option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the Plan or any other plan of Gulf Island or any of its subsidiaries) shall not exceed $100,000. To the extent that such limitation is exceeded, the excess options shall be treated as non-qualified stock options for federal income tax purposes.

7. Restricted Stock.

7.1. Grant of Restricted Stock. The Committee may award shares of restricted stock to such eligible participants as the Committee determines pursuant to the terms of Section 3. An award of restricted stock shall be subject to such restrictions on transfer and forfeitability provisions and such other terms and conditions, including the attainment of specified performance goals, as the Committee may determine, subject to the provisions of the Plan. To the extent restricted stock is intended to qualify as “performance-based compensation” under Section 162(m), it must be granted subject to the attainment of performance goals as described in Section 11 below and meet the additional requirements imposed by Section 162(m).

7.2. The Restricted Period. At the time an award of restricted stock is made, the Committee shall establish a period of time during which the transfer of the shares of restricted stock shall be restricted and after which the shares of restricted stock shall be vested (the “Restricted Period”). The Restricted Period shall be a minimum of three years with incremental vesting of portions of the award over the three-year period permitted (provided, however, that no portion of the award may vest prior to the first anniversary of the date of grant), with the following exceptions:

(i) If the vesting of the shares of restricted stock is based upon the attainment of performance goals as described in Section 11, a minimum Restricted Period of one year is allowed.

(ii) No minimum Restricted Period applies to grants under Section 5.3(c) hereof.

Each award of restricted stock may have a different Restricted Period. The expiration of the Restricted Period shall also occur: (1) as provided under Section 12.3 in the event of termination of employment under the circumstances provided in the Incentive Agreement, and (2) as described in Section 12.10 in connection with a Change of Control.

7.3. Escrow. The participant receiving restricted stock shall enter into an Incentive Agreement with the Company setting forth the conditions of the grant. Any certificates representing shares of restricted stock shall be registered in the name of the participant and deposited with the Company, together with a stock power endorsed in blank by the participant. Each such certificate shall bear a legend in substantially the following form:

The transferability of this certificate and the shares of Common Stock represented by it are subject to the terms and conditions (including conditions of forfeiture) contained in the Gulf Island Fabrication,

Inc. (the “Company”) 2015 Stock Incentive Plan (the “Plan”), and an agreement entered into between the registered owner and Company thereunder. Copies of the Plan and the agreement are on file at the principal office of the Company.

Alternatively, in the discretion of the Company, ownership of the shares of restricted stock and the appropriate restrictions shall be reflected in the records of the Company’s transfer agent and no physical certificates shall be issued prior to vesting.

7.4. Dividends on Restricted Stock. Any and all cash and stock dividends paid with respect to the shares of restricted stock shall be subject to any restrictions on transfer, forfeitability provisions or reinvestment requirements as the Committee may, in its discretion, prescribe in the Incentive Agreement. If the vesting of the shares of restricted stock is based upon the attainment of performance goals, any and all cash and stock dividends paid with respect to the shares of restricted stock shall be subject to the attainment of the performance goals applicable to the underlying shares of restricted stock.

7.5. Forfeiture. In the event of the forfeiture of any shares of restricted stock under the terms provided in the Incentive Agreement (including any additional shares of restricted stock that may result from the reinvestment of cash and stock dividends, if so provided in the Incentive Agreement), such forfeited shares shall be surrendered and any certificates cancelled. The participants shall have the same rights and privileges, and be subject to the same forfeiture provisions, with respect to any additional shares received pursuant to Section 12.5 due to a recapitalization or other change in capitalization.

7.6. Expiration of Restricted Period. Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to the restricted stock shall lapse and a stock certificate for the number of shares of restricted stock with respect to which the restrictions have lapsed shall be delivered or book or electronic entry evidencing ownership shall be provided, free of all such restrictions and legends, except any that may be imposed by law, to the participant or the participant’s estate, as the case may be.

7.7. Rights as a Shareholder. Subject to the terms and conditions of the Plan and subject to any restrictions on the receipt of dividends that may be imposed in the Incentive Agreement, each participant receiving restricted stock shall have all the rights of a shareholder with respect to shares of stock during the Restricted Period, including without limitation, the right to vote any shares of Common Stock.

8. Restricted Stock Units.

8.1. Grant of Restricted Stock Units. A restricted stock unit, or RSU, represents the right to receive from the Company on the respective scheduled vesting or payment date for such RSU, one share of Common Stock. An award of RSUs may be subject to the attainment of specified performance goals or targets, forfeitability provisions and such other terms and conditions as the Committee may determine, subject to the provisions of the Plan. To the extent an award of RSUs is intended to qualify as performance-based compensation under Section 162(m), it must be granted subject to the attainment of performance goals as described in Section 11 and meet the additional requirements imposed by Section 162(m).

8.2. Vesting Period. At the time an award of RSUs is made, the Committee shall establish a period of time during which the RSUs shall vest (the “Vesting Period”). The Vesting Period shall be a minimum of three years with incremental vesting over the three-year period permitted (provided, however, that no portion of the award may vest prior to the first anniversary of the date of grant), with the following exceptions:

(i) If the vesting of the shares of RSUs is based upon the attainment of performance goals as described in Section 11, a minimum Vesting Period of one year is allowed.

(ii) No minimum Restricted Period applies to grants of RSUs under Section 5.3(c) hereof.

Each award of RSUs may have a different Vesting Period. The acceleration of the expiration of the Vesting Period shall occur: (1) as provided under Section 12.3 in the event of termination of employment under the circumstances provided in the Incentive Agreement, and (2) as described in Section 12.10 in connection with a Change of Control.

8.3. Dividend Equivalent Accounts. Subject to the terms and conditions of this Plan and the applicable Incentive Agreement, as well as any procedures established by the Committee, the Committee may determine to pay dividend equivalent rights with respect to RSUs, in which case, unless determined by the Committee to be paid currently, the Company shall establish an account for the participant and reflect in that account any securities, cash or other property comprising any dividend or property distribution with respect to the share of Common Stock underlying each RSU. The participant shall have no rights to the amounts or other property credited to such account until the applicable RSU vests. Notwithstanding the above, if the vesting of the RSUs is based upon the attainment of performance goals, any and all dividend equivalent rights with respect to the RSUs shall be subject to the attainment of the performance goals applicable to the underlying RSUs.

8.4. Rights as a Shareholder. Subject to the restrictions imposed under the terms and conditions of this Plan and subject to any other restrictions that may be imposed in the Incentive Agreement, each participant receiving RSUs shall have no rights as a shareholder with respect to such RSUs until such time as shares of Common Stock are issued to the participant.

8.5. Compliance with Section 409A of the Code. RSU awards shall be designed and operated in such a manner that they are either exempt from the application or comply with the requirements of Section 409A of the Code.

9. Stock Appreciation Rights.

9.1. Grant of Stock Appreciation Rights. A stock appreciation right, or SAR, is a right to receive, without payment to the Company, a number of shares of Common Stock, cash or any combination thereof, the number or amount of which is determined pursuant to the formula set forth in Section 9.5. Each SAR granted by the Committee under the Plan shall be subject to the terms and conditions provided herein.

9.2. Number. Each SAR granted to any participant shall relate to such number of shares of Common Stock as shall be determined by the Committee, subject to adjustment as provided in Section 12.5.

9.3. Duration and Time for Exercise. The term of each SAR shall be determined by the Committee, but shall not exceed a maximum term of ten years. Each SAR shall become exercisable at such time or times during its term as shall be determined by the Committee; provided that, except as provided in Section 5.3(c), SARs shall not become fully exercisable prior to the third anniversary of the date of grant with incremental vesting of portions of the award over the three-year period permitted (provided, however, that no portion of the award may become exercisable prior to the first anniversary of the date of grant). Notwithstanding the foregoing, the Committee may accelerate the exercisability of any SAR (1) as provided under Section 12.3 in the event of termination of employment under the circumstances provided in the Incentive Agreement, and (2) as described in Section 12.10 in connection with a Change of Control.

9.4. Exercise. A SAR may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of SARs that the holder wishes to exercise. The date that the Company receives such written notice shall be referred to herein as the “Exercise Date.” The Company shall, within 30 days of an Exercise Date, deliver to the exercising holder certificates for the shares of Common Stock to which the holder is entitled pursuant to Section 9.5 or cash or both, as provided in the Incentive Agreement.

9.5. Payment. The number of shares of Common Stock which shall be issuable upon the exercise of a SAR payable in Common Stock shall be determined by dividing:

(i) the number of shares of Common Stock as to which the SAR is exercised, multiplied by the amount of the appreciation in each such share (for this purpose, the “appreciation” shall be the amount by which the Fair Market Value of a share of Common Stock subject to the SAR on the trading day prior to the Exercise Date exceeds the “Base Price,” which is an amount, not less than the Fair Market Value of a share of Common Stock on the date of grant, which shall be determined by the Committee at the time of grant, subject to adjustment under Section 12.5); by

(ii) the Fair Market Value of a share of Common Stock on the Exercise Date.

No fractional shares of Common Stock shall be issued upon the exercise of a SAR; instead, the holder of a SAR shall be entitled to purchase the portion necessary to make a whole share at its Fair Market Value on the Exercise Date.

If so provided in the Incentive Agreement, a SAR may be exercised for cash equal to the Fair Market Value of the shares of Common Stock that would be issuable under this Section 9.5, if the exercise had been for Common Stock.

9.6. No Dividend Equivalent Rights. A participant receiving an SAR shall not be entitled to any dividend equivalent rights for any period of time prior to exercise of the SAR.

10. Other Stock-Based Awards.

10.1. Grant of Other Stock-Based Awards. Subject to the limitations described in Section 10.2, the Committee may grant to eligible participants “Other Stock-Based Awards,” which shall consist of awards (other than options, restricted stock, RSUs or SARs described in Sections 6 through 9) paid out in shares of Common Stock or the value of which is based in whole or in part on the value of shares of Common Stock. Other Stock-Based Awards may be awards of shares of Common Stock, awards of phantom stock or may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of, or appreciation in the value of, Common Stock (including, without limitation, securities convertible or exchangeable into or exercisable for shares of Common Stock), as deemed by the Committee consistent with the purposes of this Plan. The Committee shall determine the terms and conditions of any Other Stock-Based Award (including which rights of a shareholder, if any, the recipient shall have with respect to Common Stock associated with any such award) and may provide that such award is payable in whole or in part in cash. An Other Stock-Based Award may be subject to the attainment of such specified performance goals or targets as the Committee may determine, subject to the provisions of this Plan. To the extent that an Other Stock-Based Award is intended to qualify as “performance-based compensation” under Section 162(m), it must be granted subject to the attainment of performance goals as described in Section 11 below and meet the additional requirements imposed by Section 162(m).

10.2. Limitations. Except as permitted in Section 5.3(c), Other Stock-Based Awards granted under this Section 10 shall be subject to a vesting period of at least three years, with incremental vesting of portions of the award over the three-year period permitted (provided, however, that no portion of the award may vest prior to the first anniversary of the date of grant), with the following exception: if the vesting of the award is based upon the attainment of performance goals, a minimum vesting period of one year is allowed, with incremental vesting of portions of the award over the one-year period permitted. Notwithstanding the foregoing, the Committee may accelerate the vesting of an Other Stock-Based Award (1) as provided under Section 12.3 in the event of termination of employment under the circumstances provided in the Incentive Agreement, and (2) as described in Section 12.10 in connection with a Change of Control.

10.3. Dividend Equivalent Accounts. Subject to the terms and conditions of this Plan and the applicable Incentive Agreement, as well as any procedures established by the Committee, the Committee may determine to pay dividend equivalent rights with respect to Other Stock-Based Awards , in which case, unless determined by the Committee to be paid currently, the Company shall establish an account for the participant and reflect in that account any securities, cash or other property comprising any dividend or property distribution with respect to the share of Common Stock underlying each Other Stock-Based Award. The participant shall have no rights to the amounts or other property credited to such account until the applicable Other Stock-Based Award vests. Notwithstanding the above, if the vesting of the Other Stock-Based Award is based upon the attainment of performance goals, any and all dividend equivalent rights with respect to the Other Stock-Based Award shall be subject to the attainment of the performance goals applicable to the underlying Other Stock-Based Award.

10.4. Compliance with Section 409A of the Code. Other Stock-Based Awards shall be designed and operated in such a manner that they are either exempt from the application or comply with the requirements of Section 409A of the Code.

11. Performance Goals for Section 162(m) Awards. To the extent that shares of restricted stock, RSUs or Other Stock-Based Awards granted under the Plan are intended to qualify as “performance-based compensation” under Section 162(m), the vesting, grant, or payment of such awards shall be conditioned on the achievement of one or more performance goals and must satisfy the other requirements of Section 162(m). The performance goals pursuant to which such awards shall vest, be granted, or be paid out shall be any or a combination of the following performance measures applied to the Company, Gulf Island, a division, or a subsidiary: earnings per share, return on assets, an economic value added measure, shareholder return, earnings, stock price, return on equity, return on total capital, safety performance, reduction of expenses or increase in cash flow. For any performance period, such performance objectives may be measured on an absolute basis, relative to a group of peer companies selected by the Committee, relative to internal goals, or relative to levels attained in prior years. The performance goals may be subject to such adjustments as are specified in advance by the Committee in accordance with Section 162(m).

12. General.

12.1. Duration. No Incentives may be granted under the Plan after April 23, 2025; provided, however, that subject to Section 12.9, the Plan shall remain in effect after such date with respect to Incentives granted prior to that date, until all such Incentives have either been satisfied by the issuance of shares of Common Stock or otherwise been terminated under the terms of the Plan and all restrictions imposed on shares of Common Stock in connection with their issuance under the Plan have lapsed.

12.2. Transferability. No Incentives granted hereunder may be transferred, pledged, assigned or otherwise encumbered by a participant except: (a) by will; (b) by the laws of descent and distribution; (c) if permitted by the Committee and so provided in the Incentive Agreement or an amendment thereto, pursuant to a domestic relations order, as defined in the Code; or (d) as to options only, if permitted by the Committee and so provided in the Incentive Agreement or an amendment thereto, (i) to Immediate Family Members; (ii) to a partnership in which the participant and/or Immediate Family Members, or entities in which the participant and/or Immediate Family Members are the sole owners, members or beneficiaries, as appropriate, are the sole partners; (iii) to a limited liability company in which the participant and/or Immediate Family Members, or entities in which the participant and/or Immediate Family Members are the sole owners, members or beneficiaries, as appropriate, are the sole members; or (iv) to a trust for the sole benefit of the participant and/or Immediate Family Members. “Immediate Family Members” shall be defined as the spouse and natural or adopted children or grandchildren of the participant and their spouses. To the extent that an incentive stock option is permitted to be transferred during the lifetime of the participant, it shall be treated thereafter as a nonqualified stock option. Any attempted assignment, transfer, pledge, hypothecation or other disposition of Incentives, or levy of attachment or similar process upon Incentives not specifically permitted herein, shall be null and void and without effect.

12.3. Effect of Termination of Employment or Death. In the event that a participant ceases to be an employee of the Company or to provide services to the Company for any reason, including death, disability, early retirement or normal retirement, any Incentives may be exercised, shall vest or shall expire at such times as may be determined by the Committee and provided in the Incentive Agreement.

12.4. Additional Conditions. Anything in this Plan to the contrary notwithstanding: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Incentive or the issuance of any shares of Common Stock pursuant to any Incentive, require the recipient of the Incentive, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Incentive or the shares of Common Stock issued pursuant thereto for his own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

12.5. Adjustment. In the event of any recapitalization, reclassification, stock dividend, stock split, combination of shares or other similar change in the Common Stock, the number of shares of Common Stock then subject to the Plan, including shares subject to outstanding Incentives, and any and all other limitations provided in the Plan limiting the number of shares of Common Stock that may be issued hereunder, shall be adjusted in proportion to the change in outstanding shares of Common Stock. In the event of any such adjustments, the price of any option, the Base Price of any SAR and the performance objectives of any Incentive shall also be adjusted to provide participants with the same relative rights before and after such adjustment. No substitution or adjustment shall require the Company to issue a fractional share under the Plan and the substitution or adjustment shall be limited by deleting any fractional share.

12.6. Withholding.

(i) The Company shall have the right to withhold from any payments made or stock issued under the Plan or to collect as a condition of payment, issuance or vesting, any taxes required by law to be withheld. At any time that a participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with an Incentive, the participant may, subject to Section 12.6(b) below, satisfy this obligation in whole or in part by electing (the “Election”) to deliver currently owned shares of Common Stock or to have the Company withhold shares of Common Stock, in each case having a value equal to the minimum statutory amount required to be withheld under federal, state and local law. The value of the shares to be delivered or withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined (“Tax Date”).

(ii) Each Election must be made prior to the Tax Date. For participants who are not subject to Section 16 of the 1934 Act, the Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive. If a participant makes an election under Section 83(b) of the Code with respect to shares of restricted stock, an Election to have shares withheld to satisfy withholding taxes is not permitted to be made.

12.7. No Continued Employment. No participant under the Plan shall have any right, because of his or her participation, to continue in the employ of the Company for any period of time or to any right to continue his or her present or any other rate of compensation.

12.8. Deferral Permitted. Payment of an Incentive may be deferred at the option of the participant if permitted in the Incentive Agreement. Any deferral arrangements shall comply with Section 409A of the Code.

12.9. Amendments to or Termination of the Plan. The Board may amend or discontinue this Plan at any time; provided, however, that no such amendment may:

(i) materially revise the Plan without the approval of the shareholders. A material revision of the Plan includes (i) except for adjustments permitted herein, a material increase to the maximum number of shares of Common Stock that may be issued through the Plan; (ii) a material increase to the benefits accruing to participants under the Plan; (iii) a material expansion of the classes of persons eligible to participate in the Plan; (iv) an expansion of the types of awards available for grant under the Plan; (v) a material extension of the term of the Plan and (vi) a material change that reduces the price at which shares of Common Stock may be offered through the Plan;

(ii) amend Section 6.6 to permit repricing of options or SARs without the approval of shareholders; or

(iii) materially impair, without the consent of the recipient, an Incentive previously granted, except that the Company retains all of its rights under Section 12.10.

12.10. Change of Control.

(i) “Change of Control” shall mean:

(1) the acquisition by any individual, entity, or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the 1934 Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 30% or more of the outstanding shares of Common Stock, or 30% or more of the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors; provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control:

(1) any acquisition (other than a Business Combination which constitutes a Change of Control under Section 12.10(a)(iii) hereof) of Common Stock directly from the Company;

(2) any acquisition of Common Stock by the Company;

(3) any acquisition of Common Stock by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company; or

(4) any acquisition of Common Stock by any entity pursuant to a Business Combination that does not constitute a Change of Control under Section 12.10(a)(iii) hereof; or

(2) individuals who, as of the date this Plan was adopted by the Board (the “Approval Date”), constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Approval Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered a member of the Incumbent Board, unless such individual’s initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Incumbent Board; or

(3) consummation of a reorganization, share exchange, merger, or consolidation (including any such transaction involving any direct or indirect subsidiary of the Company), or sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”); provided, however, that in no such case shall any such transaction constitute a Change of Control if immediately following such Business Combination,

(1) all or substantially all of the individuals and entities who were the beneficial owners of the outstanding Common Stock and the Company’s voting securities entitled to vote generally in the election of directors immediately prior to such Business Combination have direct or indirect beneficial ownership, respectively, of more than 50% of the then outstanding shares of Common Stock, and more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, of the corporation resulting from such Business Combination (which, for purposes of this paragraph (1) and paragraphs (2) and (3), shall include a corporation which as a result of such transaction owns the Company or all or substantially all of its assets either directly or through one or more subsidiaries); and

(2) except to the extent that such ownership existed prior to the Business Combination, no Person (excluding any corporation resulting from such Business Combination and any employee benefit plan or related trust of the Company, the corporation resulting from such Business Combination, or any subsidiary of either corporation) beneficially owns, directly or indirectly, 25% or more of the then outstanding shares of common stock of the corporation resulting from such Business Combination or 25% or more of the combined voting power of the then outstanding voting securities of such corporation; and

(3) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(4) approval by the shareholders of the Company of a plan of complete liquidation or dissolution of the Company.

(ii) Notwithstanding Section 12.3 and unless otherwise provided in an Incentive Agreement, if there has been a Change of Control, and within one year following such Change of Control a participant’s employment with the Company is terminated by the Company without Cause or by such participant with Good Reason, all outstanding Incentives granted to such participant pursuant to the Plan shall automatically become fully vested and exercisable, all restrictions or limitations on any Incentives shall lapse and all performance criteria and other conditions relating to the payment of Incentives shall be deemed to be achieved or waived at the target level by Gulf Island without the necessity of action by any person. Unless otherwise defined in an Incentive Agreement:

(1) “Cause” shall be defined as any of the following: (1) the commission by the participant of an illegal act (other than traffic violations or misdemeanors punishable solely by the payment of a fine); (2) the engagement of the participant in dishonest or unethical conduct, as determined by the Committee or its designee; (3) the commission by the participant of any fraud, theft, embezzlement, or misappropriation of funds; (4) the failure of the participant to carry out a directive of his superior, employer or principal; or (5) the breach of the Participant of the terms of his engagement.

(2) “Good Reason” shall be defined as any of the following (without the participant’s express written consent): (1) a material diminution in the participant’s base salary as of the day immediately preceding the Change in Control or (2) the Company’s requiring the participant to be based at any office or location more than 50 miles from participant’s principal office or location as of the day immediately preceding the Change in Control. Notwithstanding the foregoing, the participant shall not have the rights described in Section 12.10(b) in connection with a termination of his employment with Good Reason unless (a) within 30 days of the initial existence of the condition or conditions giving rise to such right the participant provides written notice to the Company of the existence of such condition or conditions, and (b) the Company fails to remedy such condition or conditions within 30 days following the receipt of such written notice (the “Cure Period”). If any such condition is not remedied within the Cure Period, the participant must terminate his employment with the Company within a reasonable period of time, not to exceed 30 days, following the end of the Cure Period.

(iii) No later than 30 days after the approval by the Board of a Change of Control of the types described in subsections (iii) or (iv) of Section 12.10(a) and no later than 30 days after a Change of Control of the type described in subsections (i) and (ii) of Section 12.10(a), the Committee (as the Committee was composed immediately prior to such Change of Control and notwithstanding any removal or attempted removal of some or all of the members thereof as directors or Committee members), acting in its sole discretion without the consent or approval of any participant, may act to effect one or more of the alternatives listed below and such act by the Committee may not be revoked or rescinded by persons not members of the Committee immediately prior to the Change of Control:

(1) require that all exercisable options and SARs be exercised on or before a specified date (before or after such Change of Control) fixed by the Committee, after which specified date all unexercised options shall terminate;

(2) make such equitable adjustments to Incentives then outstanding as the Committee deems appropriate to reflect such Change of Control (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary);

(3) provide for mandatory conversion of some or all of the exercisable options and SARs held by some or all participants as of a date, before or after such Change of Control, specified by the Committee, in which event such options and SARs shall be deemed automatically cancelled and the Company shall pay, or cause to be paid, to each such participant an amount of cash per share equal to the excess, if any, of the Change of Control Value of the shares subject to such option and SAR, as defined and calculated below, over the exercise price(s) of such options and SARs or, in lieu of such cash payment, the issuance of Common Stock or securities of an acquiring entity having a Fair Market Value equal to such excess; or

(4) provide that thereafter upon any exercise of an option or SAR the participant shall be entitled to purchase under such option or SAR, in lieu of the number of shares of Common Stock then covered by such option or SAR, the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the participant would have been entitled pursuant to the terms of the agreement providing for the reorganization, merger, consolidation or asset sale, if, immediately prior to such Change of Control, the participant had been the holder of record of the number of shares of Common Stock then covered by such options and SARs.

(iv) For the purpose of paragraph (iii) of Section 12.10(c), the “Change of Control Value” shall equal the amount determined by whichever of the following items is applicable:

(1) the per share price to be paid to shareholders of Gulf Island in any such merger, consolidation or other reorganization;

(2) the price per share offered to shareholders of Gulf Island in any tender offer or exchange offer whereby a Change of Control takes place;

(3) in all other events, the Fair Market Value per share of Common Stock into which such options being converted are exercisable, as determined by the Committee as of the date determined by the Committee to be the date of conversion of such options; or

(4) in the event that the consideration offered to shareholders of Gulf Island in any transaction described in this Section 12.10 consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered that is other than cash.

12.11. Definition of Fair Market Value. Whenever “Fair Market Value” of Common Stock shall be determined for purposes of this Plan, except as provided below in connection with a cashless exercise through a broker, it shall be determined as follows: (i) if the Common Stock is listed on an established stock exchange or any automated quotation system that provides sale quotations, the closing sale price for a share of the Common Stock on such exchange or quotation system on the date as of which fair market value is to be determined, or if no sale of the Common Stock shall have been made on that day, on the next preceding day on which there was a sale of the Common Stock; (ii) if the Common Stock is not listed on any exchange or quotation system, but bid and asked prices are quoted and published, the mean between the quoted bid and asked prices on the date as of which fair market value is to be determined, and if bid and asked prices are not available on such day, on the next preceding day on which such prices were available; and (iii) if the Common Stock is not regularly quoted, the fair market value of a share of Common Stock on the date as of which fair market value is to be determined, as established by the Committee in good faith. In the context of a cashless exercise through a broker, the “Fair Market Value” shall be the price at which the Common Stock subject to the stock option is actually sold in the market to pay the option exercise price.

* * * * * *

•	Adopted by the Compensation Committee on , 2015

•	Approved by the Board of Directors on , 2015

•	Approved by the shareholders on [•], 2015.

ANNUAL MEETING OF SHAREHOLDERS OF

GULF ISLAND FABRICATION, INC.

April 23, 2015

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:

The notice of meeting, proxy statement and proxy card

are available at www.gulfisland.com/eproxy.

Please complete,sign,date

and return your proxy card

in the envelope provided as

soon as possible.

i Please detach along perforated line and mail in the envelope provided. i

¢ 20330303000000000000 7	042315
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE THREE CLASS III DIRECTOR NOMINEES LISTED BELOW, FOR THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, FOR THE APPROVAL OF THE 2015 STOCK INCENTIVE PLAN AND FOR THE RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY IN THE ENVELOPE PROVIDED. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

						FOR	AGAINST	ABSTAIN
1. Election of the three Class III director nominees.				2.	To approve, on an advisory basis, the compensation of our named executive officers;	☐	☐	☐

				3.	To approve the 2015 Stock Incentive Plan;	☐	☐	☐

		NOMINEES:		4.	To ratify the appointment of our independent registered public accounting firm; and	☐	☐	☐

☐	FOR ALL NOMINEES	O Kirk J. Meche O Jerry D. Dumas, Sr.		5.	To transact such other business as may properly come before the annual meeting and any adjournments thereof.
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	O Michael J. Keeffe		Please complete, sign, date and return this proxy card promptly using the envelope provided.

☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual director nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each director nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note: ■	Please sign exactly as your name(s) appear on this proxy card. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	■

☐	¢

This Proxy is Solicited on Behalf of the Board of Directors of

GULF ISLAND FABRICATION, INC.

The undersigned hereby constitutes and appoints Kirk J. Meche and Jeffrey M. Favret, or either of them, proxy for the undersigned, with full power of substitution, to represent the undersigned and to vote, as designated on the reverse side, all of the shares of Common Stock of Gulf Island Fabrication, Inc. (the “Company”) held of record by the undersigned on March 16, 2015 that the undersigned is entitled to vote at the annual meeting of shareholders of the Company to be held on April 23, 2015 (the “Annual Meeting”), and at all adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made on a matter listed on the back of this proxy card, this proxy will be voted as the Board of Directors recommends. The individuals designated above will vote in their discretion on any other matter that may properly come before the Annual Meeting.

(Please See Reverse Side)

¢ 1.1	14475 ¢